SAFECO GROWTH FUND
SAFECO EQUITY FUND
SAFECO INCOME FUND
SAFECO NORTHWEST FUND
SAFECO BALANCED FUND
SAFECO INTERNATIONAL STOCK FUND
SAFECO SMALL COMPANY STOCK FUND
SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND
SAFECO MANAGED BOND FUND
SAFECO MUNICIPAL BOND FUND
SAFECO CALIFORNIA TAX-FREE INCOME FUND
SAFECO WASHINGTON STATE MUNICIPAL BOND FUND
SAFECO MONEY MARKET FUND

Advisor Class A
Advisor Class B                                               September 30, 1996

 ------------------------------------------------------------------------------

Each fund named above ("Fund") is a series of one of the following trusts (each a "Trust"): the SAFECO Common Stock Trust ("Common Stock Trust"), the SAFECO Taxable Bond Trust ("Taxable Bond Trust"), the SAFECO Managed Bond Trust ("Managed Bond Trust"), the SAFECO Tax-Exempt Bond Trust ("Tax-Exempt Bond Trust") or the SAFECO Money Market Trust ("Money Market Trust"). The investment objective for each Fund appears on Page 3.

This Prospectus sets forth the information a prospective investor should know before investing. PLEASE READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. Statements of Additional Information relating to the Advisor Class A ("Class A") and Advisor Class B ("Class B") shares (collectively "Advisor Classes"), dated September 30, 1996 and incorporated herein by this reference, have been filed with the Securities and Exchange Commission and are available at no charge upon request by calling the telephone number listed on this page. The Statements of Additional Information and other material incorporated by reference herein are also available on the Securities and Exchange Commission website (http://www.sec.gov). The Statements of Additional Information contain more information about many of the topics in this Prospectus as well as information about the trustees and officers of the Trusts.

For additional assistance, please contact your investment professional, or call or write:

                            Nationwide 1-800-463-8791

                               SAFECO Mutual Funds
                              Advisor Class Shares
                                 P.O. Box 34680

                             Seattle, WA 98124-1680
           ALL TELEPHONE CALLS ARE TAPE-RECORDED FOR YOUR PROTECTION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE U.S. GOVERNMENT OR ANY BANK, NOR ARE FUND SHARES FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND FUND SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE THAT THE SAFECO MONEY MARKET FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE.

THE SAFECO CALIFORNIA TAX-FREE INCOME FUND IS OFFERED FOR SALE ONLY TO RESIDENTS OF THE STATE OF CALIFORNIA. THE SAFECO WASHINGTON STATE MUNICIPAL BOND FUND IS OFFERED FOR SALE ONLY TO RESIDENTS OF THE STATE OF WASHINGTON. THESE FUNDS ARE NOT PERMITTED TO OFFER OR SELL SHARES TO RESIDENTS OF OTHER STATES.

SAFECO GROWTH FUND ("Growth Fund") has as its investment objective to seek growth of capital and the increased income that ordinarily follows from such growth. The Growth Fund ordinarily invests a preponderance of its assets in common stock selected primarily for potential appreciation.

SAFECO EQUITY FUND ("Equity Fund") has as its investment objective to seek long-term growth of capital and reasonable current income. The Equity Fund invests principally in common stock selected for appreciation and/or dividend potential and from a long-range investment standpoint.

SAFECO INCOME FUND ("Income Fund") has as its investment objective to seek high current income and, when consistent with its objective, the long-term growth of capital. The Income Fund invests primarily in common and preferred stock and in convertible bonds selected for dividend potential.

SAFECO NORTHWEST FUND ("Northwest Fund") has as its investment objective to seek long-term growth of capital through investing primarily in Northwest companies. To pursue its objective, the Fund will invest at least 65% of its total assets in securities issued by companies with their principal executive offices located in Alaska, Idaho, Montana, Oregon or Washington ("Northwest").

SAFECO BALANCED FUND ("Balanced Fund") has as its investment objective to seek growth and income consistent with the preservation of capital. To pursue its objective, the Balanced Fund will invest primarily in equity and fixed income securities.

SAFECO INTERNATIONAL STOCK FUND ("International Fund") has as its investment objective to seek maximum long-term total return (capital appreciation and income) by investing primarily in common stock of established non-U.S. companies. To pursue its objective, the International Fund, under normal market conditions, will invest at least 65% of its total assets in the securities of companies domiciled in at least five countries, not including the United States.

SAFECO SMALL COMPANY STOCK FUND ("Small Company Fund") has as its investment objective to seek long-term growth of capital through investing primarily in small-sized companies. To pursue its objective, the Small Company Fund will invest primarily in companies with total market capitalization of less than $1 billion.

SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND ("Intermediate Treasury Fund") has as its investment objective to provide as high a level of current income as is consistent with the preservation of capital. During normal market conditions, the Fund will invest at least 65% of its total assets in direct obligations of the U.S. Treasury.

SAFECO MANAGED BOND FUND ("Managed Bond Fund") has as its investment objective to provide as high a level of total return as is consistent with the relative stability of capital through the purchase of investment grade debt securities.

SAFECO MUNICIPAL BOND FUND ("Municipal Bond Fund") has as its investment objective to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.

SAFECO CALIFORNIA TAX-FREE INCOME FUND ("California Fund") has as its investment objective to provide as high a level of current interest income exempt from federal income tax and California state personal income tax as is consistent with the relative stability of capital.

SAFECO WASHINGTON STATE MUNICIPAL BOND FUND ("Washington Fund") has as its investment objective to provide as high a level of current interest income exempt from federal income tax as is consistent with prudent investment risk.

SAFECO MONEY MARKET FUND ("Money Market Fund") has as its investment objective to seek as high a level of current income as is consistent with the preservation of capital and liquidity through investment in high-quality money market instruments maturing in thirteen months or less.

There is no assurance that a Fund will achieve its investment objective.

                                TABLE OF CONTENTS

                                                                            PAGE

INTRODUCTION TO THE TRUSTS AND THE FUNDS .................................     6
EXPENSES .................................................................     8
FINANCIAL HIGHLIGHTS .....................................................    13
SUB-ADVISER INFORMATION FOR THE INTERNATIONAL FUND .......................    29
ALTERNATIVE PURCHASE ARRANGEMENT .........................................    30
EACH FUND'S INVESTMENT OBJECTIVE AND POLICIES ............................    31
RISK FACTORS .............................................................    55
PORTFOLIO MANAGERS .......................................................    59
HOW TO PURCHASE SHARES ...................................................    61
HOW TO REDEEM SHARES .....................................................    68
HOW TO SYSTEMATICALLY PURCHASE OR REDEEM SHARES ..........................    70
HOW TO EXCHANGE SHARES FROM ONE FUND TO ANOTHER ..........................    71
TELEPHONE TRANSACTIONS ...................................................    72
SHARE PRICE CALCULATION ..................................................    73
INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES
THAT PROVIDE SERVICES TO THE TRUSTS ......................................    75
DISTRIBUTION PLANS .......................................................    80
PERSONS CONTROLLING CERTAIN FUNDS ........................................    81
PERFORMANCE INFORMATION ..................................................    81
FUND DISTRIBUTIONS AND HOW THEY ARE TAXED ................................    83
TAX-DEFERRED RETIREMENT PLANS ............................................    86
ACCOUNT STATEMENTS .......................................................    87
ACCOUNT CHANGES AND SIGNATURE REQUIREMENTS ...............................    88
DESCRIPTION OF STOCKS, BONDS AND CONVERTIBLE SECURITIES ..................    88
RATINGS SUPPLEMENT .......................................................    89

---------------------------------------------------

INTRODUCTION TO THE TRUSTS AND THE FUNDS

---------------------------------------------------

Each Trust is an open-end management investment company that issues shares representing one or more series. This Prospectus offers shares of the stock, taxable fixed-income, tax-exempt income and money market Funds listed below. The stock Funds offered are the Growth Fund, the Equity Fund, the Income Fund, the Northwest Fund, the Balanced Fund, the International Fund and the Small Company Fund (collectively, the "Stock Funds"). Each Stock Fund is a diversified series of the Common Stock Trust.

The taxable fixed-income Funds offered are the Intermediate Treasury Fund and the Managed Bond Fund (collectively, the "Taxable Fixed-Income Funds"). The Intermediate Treasury Fund and the Managed Bond Fund are diversified series of the Taxable Bond Trust and the Managed Bond Trust, respectively. Prior to September 30, 1996, the name of the Managed Bond Fund was the SAFECO Fixed-Income Portfolio and the name of the Managed Bond Trust was the SAFECO Institutional Series Trust.

The tax-exempt income Funds offered are the Municipal Bond Fund, the California Fund and the Washington Fund (collectively, the "Tax-Exempt Income Funds"). Each of the Tax-Exempt Income Funds is a diversified series of the Tax-Exempt Bond Trust.

This Prospectus also offers the Money Market Fund, which is a diversified series of the Money Market Trust.

THE FUNDS

Each Fund offers multiple classes of shares. The Advisor Classes of shares are offered to investors who engage the services of an investment professional. For each Fund (except the Money Market Fund), Class A shares are subject to a front-end sales charge and pay a Rule 12b-1 fee. Class B shares are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge ("CDSC") and pay a higher Rule 12b-1 fee.

For the Money Market Fund, Class A shares are sold at net asset value with no front-end sales charge. A front-end sales charge may apply when you exchange your Class A Money Market Fund shares for Class A shares of other Funds. Money Market Fund Class B Shares are sold at net asset value and are not subject to a CDSC upon redemption, provided that the shareholder has remained solely invested in Money Market Fund Class B shares. A CDSC may apply upon redemption of Money Market Fund Class B shares that have been exchanged at any time during the investor's ownership for Class B shares of other Funds. Money Market Fund Class A and Class B shares do not currently pay Rule 12b-1 fees.

Each Fund:

- Offers easy access to your money through telephone redemptions and wire transfers.

- Has a minimum initial investment of $1,000 for regular accounts and $250 for individual retirement accounts ("IRAs"). No minimum initial investment is required to establish the Automatic Investment Method ("AIM") or Payroll Deduction Plan.

RISK FACTORS

There is, of course, no assurance that a Fund will achieve its investment objective. See "Each Fund's Investment Objective and Policies" for more information.

There is a risk that the market value of each Fund's portfolio of securities may decrease and result in a decrease in the value of a shareholder's investment. Because the Northwest, California and Washington Funds concentrate their investments in geographic regions, they may be subject to special risks. Investors should carefully consider the investment risks of such geographic concentration before purchasing shares of those Funds. Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investments. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests. The Small Company Fund invests in small-sized companies, which involves greater risks than investments in larger, more established issuers and their securities can be subject to more abrupt and erratic movements in price. The value of the Intermediate Treasury Fund, Managed Bond Fund, Municipal Bond Fund, California Fund and Washington Fund will normally fluctuate inversely with changes in market interest rates. The principal risk associated with money market funds is that they may experience a delay or failure in principal or interest payments at maturity of one or more of the portfolio securities. The Money Market Fund's yield will fluctuate with general money market interest rates. See "Each Fund's Investment Objective and Policies" and "Risk Factors" for more information.

INVESTMENT ADVISER; SUB-ADVISER OF INTERNATIONAL FUND

Each Fund is managed by SAFECO Asset Management Company ("SAM"). SAM is headquartered in Seattle, Washington and managed over $2 billion in mutual fund assets as of August 31, 1996. SAM has been an adviser to mutual funds and other investment portfolios since 1973 and its predecessors have been advisers since 1932. The Bank of Ireland Asset Management (U.S.) Limited (the "Sub-Adviser") acts as a sub-adviser to the International Fund. The Sub-Adviser is a direct, wholly owned subsidiary of Bank of Ireland Asset Management Limited (an investment advisory firm), which is headquartered in Dublin, Ireland, and an indirect, wholly owned subsidiary of the Bank of Ireland, which is also headquartered in Dublin,

Ireland. See "Information about Share Ownership and Companies that Provide Services to the Trusts" for more information.

-----------

EXPENSES

-----------

A.       SHAREHOLDER TRANSACTION EXPENSES FOR CLASS A AND CLASS B OF EACH FUND

                                                Class A              Class B
                                                -------              -------
Maximum Sales Charge on                           4.50%*               NONE
Purchases (as a Percentage of
Offering Price)
Sales Charge on Reinvested                        NONE                 NONE
Dividends
Maximum Contingent                                NONE*                5.00%**
Deferred Sales Charge
(CDSC)
Redemption Fees                                   NONE                 NONE
Exchange Fees                                     NONE                 NONE

* Except for initial purchases of the Money Market Fund. In addition, purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% CDSC will apply to redemptions made in the first year. See "How to Purchase Shares" on page 65 for more information.

** Except for initial purchases of the Money Market Fund. A CDSC may apply to redemptions from the Money Market Fund that follow exchanges from Class B shares of another Fund. See "How to Purchase Shares" on page 65 for more information.

Sales charge waivers and reduced sales charge purchase plans are available for Class A shares. See "How to Purchase Shares" on page 65 for more information. The maximum 5% CDSC on Class B shares applies to redemptions during the first year after purchase, declining to 0% in the first month following the investor's sixth anniversary from purchase. Class B shares of a Fund convert automatically into Class A shares of that Fund in the first month following the investor's sixth anniversary from purchase. Money Market Fund Class B shareholders who subsequently exchange into Class B of another Fund do not receive credit for the initial time invested in the Money Market Fund for purposes of calculating any CDSC due upon redemption or the conversion to Class A Shares. See "Purchasing Advisor Class B Shares" on page 70 for more information.

SAFECO Services Corporation ("SAFECO Services"), the transfer agent for the Funds, charges a $10 fee to wire redemption proceeds.

B.       ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                Growth Fund             Equity Fund              Income Fund
                            --------------------    --------------------     -------------------
                            Advisor      Advisor    Advisor      Advisor     Advisor     Advisor
                            Class A      Class B    Class A      Class B     Class A     Class B
                            -------      -------    --------     -------     -------     -------
Management Fee                 .67%        .67%        .61%        .61%        .68%        .68%
Rule 12b-1 Fees                .25%       1.00%        .25%       1.00%        .25%       1.00%
Other Expenses                 .31%        .31%        .23%        .23%        .18%        .18%
                              ----        ----        ----        ----        ----        ----
Total Operating
Expenses (estimated)          1.23%       1.98%       1.09%       1.84%       1.11%       1.86%

                                Northwest Fund          Balanced Fund         International Fund
                             -------------------     -------------------     -------------------
                             Advisor     Advisor     Advisor     Advisor     Advisor     Advisor
                             Class A     Class B     Class A     Class B     Class A     Class B
                             -------     -------     -------     -------     -------     -------
Management Fee                 .73%        .73%        .75%        .75%       1.10%       1.10%
Rule 12b-1 Fees                .25%       1.00%        .25%       1.00%        .25%       1.00%
Other Expenses                 .36%        .36%        .24%        .24%        .23%        .23%
                              ----        ----        ----        ----        ----        ----
Total Operating
Expenses (estimated)          1.34%       2.09%       1.24%       1.99%       1.58%       2.33%

                                Small Company           Intermediate
                                    Fund                Treasury Fund         Managed Bond Fund
                             -------------------     -------------------     -------------------
                             Advisor     Advisor     Advisor     Advisor     Advisor     Advisor
                             Class A     Class B     Class A     Class B     Class A     Class B
                             -------     -------     -------     -------     -------     -------
Management Fee                 .85%        .85%        .54%        .54%        .49%        .49%
Rule 12b-1 Fees                .25%       1.00%        .25%       1.00%        .25%       1.00%
Other Expenses                 .23%        .23%        .42%        .42%        .67%        .67%
                              ----        ----        ----        ----        ----        ----
Total Operating
Expenses (estimated)          1.33%       2.08%       1.21%       1.96%       1.41%       2.16%

                             Money Market Fund        Municipal Bond         California Fund
                                                           Fund
                            -------------------     -------------------    -------------------
                            Advisor     Advisor     Advisor     Advisor    Advisor     Advisor
                            Class A     Class B     Class A     Class B    Class A     Class B
                            -------     -------     -------     -------    -------     -------
Management Fee                .50%        .50%        .41%        .41%       .53%        .53%
Rule 12b-1 Fees               .00%*       .00%*       .25%       1.00%       .25%       1.00%
Other Expenses                .28%        .28%        .13%        .13%       .15%        .15%
                              ---         ---         ---        ----        ---        ----
Total Operating
Expenses (estimated)          .78%        .78%        .79%       1.54%       .93%       1.68%

                                                       Washington Fund
                                                ---------------------------
                                                Advisor             Advisor
                                                Class A             Class B
                                                -------             -------
Management Fee                                    .64%                .64%
Rule 12b-1 Fees                                   .25%               1.00%
Other Expenses                                    .43%                .43%
                                                 ----                ----
Total Operating
Expenses (estimated)                             1.32%               2.07%

* The Money Market Fund does not have a Rule 12b-1 fee at this time. Shareholders will be notified in advance by a supplement to this Prospectus in the event that the Money Market Fund establishes a Rule 12b-1 fee under its Rule 12b-1 Plan.

Effective September 30, 1996, all of the then-existing shares of each Fund were redesignated as No- Load Class shares and each Fund commenced offering Class A and Class B shares. Because Class A and Class B shares have not previously been offered, expenses do not reflect actual Class A or Class B expenses. The amounts shown for the Growth, Equity, Income, Northwest, and Intermediate Treasury Funds are estimated expenses for the Advisor Classes based on the actual expenses paid by shareholders of the Funds' other class for the fiscal year ended September 30, 1995, restated as applicable to reflect fees borne by Class A or Class B shares. The amounts shown for the Money Market, Municipal Bond, California, and Washington Funds are estimated expenses for the Advisor Classes based on the actual expenses paid by shareholders of the Funds' other class for the fiscal year ended March 31, 1996, restated as applicable to reflect fees borne by Class A or Class B shares. The amounts shown for the Managed Bond Fund are estimated expenses for the Advisor Classes based on the actual expenses paid by shareholders of the Fund's other class for the fiscal year ended December 31, 1995, restated as applicable to reflect fees borne by Class A or Class B shares. The amounts shown for the Balanced, International and Small Company Funds are annualized expenses for Class A or Class B shares based on the maximum management fee and estimated "other expenses" for the fiscal period ended September 30, 1996. The management fees paid by the International and Small Company Funds are higher than the management fees paid by most other investment companies. See "Information about Share Ownership and Companies that Provide Services to the Trusts" on page 75 for more information.

Rule 12b-1 fees have the following two components:

                                            Advisor Class A    Advisor Class B
                                            ---------------    ---------------
Rule 12b-1 service fees                           0.25%             0.25%
Rule 12b-1 distribution fees                      0.00%             0.75%

Long-term Class A and Class B shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

C.       EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each time period. The example also assumes that all dividends and other distributions are reinvested and that the percentage amounts listed in each Fund's "Annual Operating Expenses" above remain the same in the years shown.

Fund                                             1 Year    3 Years    5 Years    10 Years
----                                             ------    -------    -------    --------
Growth
 Advisor Class A(1)                               $57        $82        $110       $187
 Advisor Class B
   Assuming redemption at end of period(2)(3)     $70        $92        $127       $193
   Assuming no redemption at end of period(3)     $20        $62        $107       $193
Equity
 Advisor Class A(1)                               $56        $78        $102       $172
 Advisor Class B
   Assuming redemption at end of period(2)(3)     $69        $88        $120       $178
   Assuming no redemption at end of period(3)     $19        $58        $100       $178
Income
 Advisor Class A(1)                               $56        $79        $104       $175
 Advisor Class B
   Assuming redemption at end of period(2)(3)     $69        $89        $121       $181
   Assuming no redemption at end of period(3)     $19        $59        $101       $181
Northwest
 Advisor Class A(1)                               $58       $ 86        $115       $199
 Advisor Class B
   Assuming redemption at end of period(2)(3)     $71       $ 95        $132       $205
   Assuming no redemption at end of period(3)     $21       $ 65        $112       $205

Fund                                             1 Year    3 Years    5 Years    10 Years
----                                             ------    -------    -------    --------
Balanced
 Advisor Class A(1)                               $57       $ 83
 Advisor Class B
   Assuming redemption at end of period(2)        $70       $ 92
   Assuming no redemption at end of period        $20       $ 62
International
 Advisor Class A(1)                               $60       $ 93
 Advisor Class B
   Assuming redemption at end of period(2)        $74       $103
   Assuming no redemption at end of period        $24       $ 73
Small Company
 Advisor Class A(1)                               $58       $ 85
 Advisor Class B
   Assuming redemption at end of period(2)        $71       $ 95
   Assuming no redemption at end of period        $21       $ 65
Intermediate Treasury
 Advisor Class A(1)                               $57       $ 82        $109       $185
 Advisor Class B
   Assuming redemption at end of period(2)(3)     $70       $ 92        $126       $191
   Assuming no redemption at end of period(3)     $20       $ 62        $106       $191
Managed Bond
 Advisor Class A(1)                               $59       $ 88        $119       $206
 Advisor Class B
   Assuming redemption at end of period(2)(3)     $72       $ 98        $136       $213
   Assuming no redemption at end of period(3)     $22       $ 68        $116       $213
Municipal Bond
 Advisor Class A(1)                               $53       $ 69        $ 87       $138
 Advisor Class B
   Assuming redemption at end of period(2)(3)     $66       $ 79        $104       $145
   Assuming no redemption at end of period(3)     $16       $ 49        $ 84       $145
California
 Advisor Class A(1)                               $54       $ 73        $ 94       $154
 Advisor Class B
   Assuming redemption at end of period(2)(3)     $67       $ 83        $111       $160
   Assuming no redemption at end of period(3)     $17       $ 53        $ 91       $160
Washington
 Advisor Class A(1)                               $58       $ 85        $114       $197
 Advisor Class B
  Assuming redemption at end of period(2)(3)      $71       $ 95        $131       $203
  Assuming redemption at end of period(3)         $21       $ 65        $111       $203
Money Market(4)
 Advisor Class A                                  $ 8       $ 25        $ 43       $ 97
 Advisor Class B                                  $ 8       $ 25        $ 43       $ 97

(1)  Includes deduction at the time of purchase of the maximum sales charge.

(2) Includes deduction at the time of redemption of the applicable CDSC.

(3) Ten-year figures assume conversion of Class B shares to Class A shares in the first month following the investor's sixth anniversary from purchase.

(4) Figures for the Money Market Fund assume that the investor purchased Money Market Fund Shares as an initial investment and made no subsequent exchanges.

The purpose of the table is to assist you in understanding the various costs and expenses that an investor in Class A and Class B shares of each Fund would bear, directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. A FUND'S ACTUAL EXPENSES OR PERFORMANCE MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS REQUIRED BY SECURITIES AND EXCHANGE COMMISSION REGULATIONS APPLICABLE TO ALL MUTUAL FUNDS AND IT IS NOT A PREDICTION OF, NOR DOES IT REPRESENT, PAST OR FUTURE EXPENSES OR THE PERFORMANCE OF ANY FUND.

--------------------------

FINANCIAL HIGHLIGHTS

--------------------------

The amounts shown for each Fund in the Financial Highlights tables that follow are based upon a single No-Load Class share outstanding throughout the period indicated and do not reflect Rule 12b- 1 fees. Except for the six month (Growth, Equity, Income, Northwest and Intermediate Treasury) and the two month and one day (Balanced, International and Small Company) periods ended March 31, 1996 and the six month period ended June 30, 1996 (Managed Bond), the following selected data has been derived from financial statements that have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes and other financial information included in each Trust's Annual and Semi-Annual Report to shareholders and incorporated by reference in the applicable Trust's Statement of Additional Information. The following selected data for the six month (Growth, Equity, Income, Northwest and Intermediate Treasury) and two month and one day (Balanced, International and Small Company) periods ended March 31, 1996 and for the six month period ended June 30, 1996 (Managed Bond) has been derived from unaudited financial statements. The data should be read in conjunction with the financial statements, related notes and other financial information included in each Trust's Semi-Annual Report to shareholders and incorporated by reference in the applicable Trust's Statement of Additional Information. A copy of each Trust's Statement of Additional Information may be obtained by calling the number on the front page of this Prospectus.

SAFECO GROWTH FUND

                                                                                               YEAR ENDED SEPTEMBER 30
                    FOR THE SIX MONTH
                       PERIOD ENDED
                      MARCH 31, 1996
                       (UNAUDITED)         1995          1994         1993           1992          1991         1990         1989
                         --------        --------      --------    ----------      --------      --------      -------      -------
Net asset value
  at beginning
  of period              $  15.83       $   17.37     $   19.20   $     13.98     $   17.95     $   11.14     $  17.22     $  14.95
INCOME (LOSS)
FROM
INVESTMENT
OPERATIONS
  Net investment
    (loss) income              --             .07          (.02)         (.02)         (.01)          .05          .14          .53
  Net realized
    and unrealized
    gain (loss) on
    investments              1.50            4.07           .78          5.39         (3.15)         7.77        (4.20)        3.17
                         --------        --------      --------      --------      --------      --------      -------      -------
Total from investment
operations                   1.50            4.14           .76          5.37         (3.16)         7.82        (4.06)        3.70
                         --------        --------      --------      --------      --------      --------      -------      -------
LESS
DISTRIBUTIONS
  Dividends from
    net
    investment
    income                     --            (.07)           --            --            --          (.05)        (.14)        (.53)
  Distributions from
   capital gains            (0.17)          (5.61)        (2.59)         (.15)         (.81)         (.96)       (1.88)        (.90)
                         --------        --------      --------      --------      --------      --------      -------      -------
Total distributions         (0.17)          (5.68)        (2.59)         (.15)         (.81)        (1.01)       (2.02)       (1.43)
                         --------        --------      --------      --------      --------      --------      -------      -------
Net asset value
  at end of
  period                 $  17.16       $   15.83     $   17.37     $   19.20     $   13.98     $   17.95     $  11.14     $  17.22
                         ========        ========      ========      ========      ========      ========      =======      =======
Total return**               9.58%+         23.93%         3.88%        38.43%       -17.83%        70.22%      -23.67%       25.23%
Net assets at
  end of period
  (000's omitted)        $193,167        $176,483      $156,108      $158,723      $127,897      $155,429      $59,164      $81,472
Ratio of expenses
  to average net
  assets                     0.99%++          .98%          .95%          .91%          .91%          .90%        1.01%         .94%

Ratio of net
  investment
  income (loss) to
  average net
  assets                     0.05%++          .34%         -.12%         -.10%         -.10%          .36%         .88%        3.27%
Portfolio turnover
  rate                     137.98%++       110.44%        71.18%        57.19%        85.38%        49.86%       90.48%       11.38%
Avg. Commission
  rate paid               $0.0572              --            --            --            --            --           --           --

+Not annualized.

++Annualized.

*Unaudited.

**Total return information does not reflect sales loads.

SAFECO GROWTH FUND

                                1988          1987        1986
                              -------      -------      -------
Net asset value
  at beginning
  of period                   $ 18.13      $ 15.40      $ 16.86
INCOME (LOSS)
FROM
INVESTMENT
OPERATIONS
  Net investment
    (loss) income                 .35          .24          .31
  Net realized
    and unrealized
    gain (loss) on
    investments                  (.99)        4.31         1.62
                              -------      -------      -------
Total from investment
operations                       (.64)        4.55         1.93
                              -------      -------      -------
LESS
DISTRIBUTIONS
  Dividends from
    net
    investment
    income                       (.48)        (.23)        (.42)
  Distributions from
   capital gains                (2.06)       (1.59)       (2.97)
                              -------      -------      -------
Total distributions             (2.54)       (1.82)       (3.39)
                              -------      -------      -------
Net asset value
  at end of
  period                      $ 14.95      $ 18.13      $ 15.40
                              =======      =======      =======
Total return**                  -1.47%       32.68%       13.29%*
Net assets at
  end of period
  (000's omitted)             $74,324      $82,703      $68,375
Ratio of expenses
  to average net
  assets                          .98%         .92%         .85%


Ratio of net
  investment
  income (loss) to
  average net
  assets                         2.37%        1.46%        1.90%
Portfolio turnover
  rate                          19.31%       23.61%       46.04%
Avg. Commission
  rate paid                    $   --           --           --


+Not annualized.

++Annualized.

*Unaudited.

**Total return information does not reflect sales loads.

SAFECO EQUITY FUND

                                                                                             YEAR ENDED SEPTEMBER 30
                    FOR THE SIX MONTH
                       PERIOD ENDED
                      MARCH 31, 1996
                       (UNAUDITED)        1995          1994          1993          1992         1991         1990         1989
                    -----------------   --------      --------      --------      -------      -------      -------      -------
Net asset value
  at beginning
  of period              $ 15.31        $  13.89      $  12.54      $   9.53      $ 10.38      $  8.43      $ 10.10      $  8.51
INCOME FROM
INVESTMENT
OPERATIONS:
  Net investment
    income                   .14             .34           .23           .17          .15          .17          .22          .39
  Net realized
    and unrealized
    gain (loss) on
    investments              .99            2.59          1.83          3.79         (.09)        2.37        (1.28)        2.26
                         -------        --------      --------      --------      -------      -------      -------      -------
Total from investment
operations                  1.13            2.93          2.06          3.96          .06         2.54        (1.06)        2.65
                         -------        --------      --------      --------      -------      -------      -------      -------
LESS
DISTRIBUTIONS
  Dividends from
    net
    investment
    income                  (.14)           (.34)         (.23)         (.17)        (.15)        (.17)        (.22)        (.39)
  Distributions from
   capital gains            (.32)          (1.17)         (.48)         (.78)        (.76)        (.42)        (.39)        (.67)
                         -------        --------      --------      --------      -------      -------      -------      -------
Total distributions         (.46)          (1.51)         (.71)         (.95)        (.91)        (.59)        (.61)       (1.06)
                         -------        --------      --------      --------      -------      -------      -------      -------
Net asset value
  at end of
  period                 $ 15.98        $  15.31      $  13.89      $  12.54      $  9.53      $ 10.38      $  8.43      $ 10.10
                         =======        ========      ========      ========      =======      =======      =======      =======
Total return**              7.50%+         21.59%        16.51%        41.77%         .41%       30.39%      -10.73%       32.12%
Net assets at
  end of period
  (000's omitted)        $636,885       $598,582      $412,805      $148,894      $74,383      $71,586      $51,603      $53,892
Ratio of expenses
  to average net
  assets                     .79%++          .84%          .85%          .94%         .96%         .98%         .97%         .96%

Ratio of net
  investment
  income to
  average net
  assets                    1.82%++         2.38%         1.72%         1.50%        1.34%        1.70%       2.19%         4.13%
Portfolio turnover
  rate                     86.93%++        56.14%        33.33%        37.74%       39.88%       45.21%      51.01%        63.62%

Avg. Commission
  rate paid             $ 0.0600              --            --            --           --           --          --            --

+Not annualized.

++Annualized.

*Unaudited.

**Total return information does not reflect sales loads.

SAFECO EQUITY FUND

                           1988         1987         1986
                         -------      -------      -------
Net asset value
  at beginning
  of period              $ 12.23      $ 11.44      $ 10.25
INCOME FROM
INVESTMENT
OPERATIONS:
  Net investment
    income                   .18          .21          .29
  Net realized
    and unrealized
    gain (loss) on
    investments            (1.82)        2.83         2.46
                         -------      -------      -------
Total from investment
operations                 (1.64)        3.04         2.75
                         -------      -------      -------
LESS
DISTRIBUTIONS
  Dividends from
    net
    investment
    income                  (.23)        (.22)        (.34)
  Distributions from
   capital gains           (1.85)       (2.03)       (1.22)
                         -------      -------      -------
Total distributions        (2.08)       (2.25)       (1.56)
                         -------      -------      -------
Net asset value
  at end of
  period                 $  8.51      $ 12.23      $ 11.44
                         =======      =======      =======
Total return**             -9.93%       31.75%       29.61%*
Net assets at
  end of period
  (000's omitted)        $45,625      $64,668      $46,740
Ratio of expenses
  to average net
  assets                    1.00%         .97%         .88%

Ratio of net
  investment
  income to
  average net
  assets                    2.16%        1.92%        2.55%
Portfolio turnover
  rate                     88.19%       85.11%       86.39%

Avg. Commission
  rate paid                   --           --           --

+Not annualized.

++Annualized.

*Unaudited.

**Total return information does not reflect sales loads.

SAFECO INCOME FUND

                                                                                                   YEAR ENDED SEPTEMBER 30
                     FOR THE SIX MONTH
                        PERIOD ENDED
                       MARCH 31, 1996
                        (UNAUDITED)       1995          1994          1993          1992          1991         1990         1989
                         ---------      --------      --------      --------      --------      -------      --------     --------
Net asset value
  at beginning
  of period              $  19.11       $  17.25      $  17.79      $  16.27     $  15.35      $ 12.89      $  16.44     $  14.32
INCOME FROM
INVESTMENT
OPERATIONS
  Net investment
    income                    .36            .82           .81           .78           .80          .81           .85          .81
  Net realized
    and unrealized
    gain (loss) on
    investments              1.42           2.71          (.30)         1.52           .96         2.53         (3.39)        2.12
                         --------       --------      --------      --------      --------      -------      --------     --------
Total from investment
operations                   1.78           3.53           .51          2.30          1.76         3.34         (2.54)        2.93
                         --------       --------      --------      --------      --------      -------      --------     --------
LESS
DISTRIBUTIONS
  Dividends from
    net
    investment
    income                   (.36)          (.82)         (.81)         (.78)         (.80)        (.83)         (.83)        (.81)
  Distributions from
   capital gains             (.06)          (.85)         (.24)           --          (.04)        (.05)         (.18)          --
                         --------       --------      --------      --------      --------      -------      --------     --------
Total distributions          (.42)         (1.67)        (1.05)         (.78)         (.84)        (.88)        (1.01)        (.81)
                         --------       --------      --------      --------      --------      -------      --------     --------
Net asset value
  at end of
  period                 $  20.47       $  19.11      $  17.25      $  17.79      $  16.27      $ 15.35      $  12.89     $  16.44
                         ========       ========      ========      ========      ========      =======      ========     ========
Total return**               9.37%+        21.04%         2.98%        14.35%        11.75%       26.43%       -16.06%       21.00%
Net assets at
  end of period
  (000's omitted)        $235,395       $217,870      $190,610      $203,019      $181,582     $181,265      $170,153     $232,812
Ratio of expenses
  to average net
  assets                      .85%++         .87%          .86%          .90%          .90%         .93%          .92%         .92%
Ratio of net
  investment
  income to
  average net
  assets                     3.59%++        4.55%         4.59%         4.55%         5.06%        5.58%         5.59%        5.28%
Portfolio turnover
  rate                      24.82%++       31.12%        19.30%        20.74%        20.35%       22.25%        19.37%       16.38%
Avg. Commission
  rate paid               $0.0600             --            --            --            --           --            --           --

+Not annualized.

++Annualized.

*Unaudited.

**Total return information does not reflect sales loads.

#Distributions include $.04 of additional gain arising from investment transactions of securities acquired in a non-taxable exchange.

SAFECO INCOME FUND


                           1988         1987          1986
                         --------     --------      --------
Net asset value
  at beginning
  of period              $  17.16     $  15.52      $  12.96
INCOME FROM
INVESTMENT
OPERATIONS
  Net investment
    income                    .78          .78           .78
  Net realized
    and unrealized
    gain (loss) on
    investments             (1.80)        2.37          3.13
                         --------     --------      --------
Total from investment
operations                  (1.02)        3.15          3.91
                         --------     --------      --------
LESS
DISTRIBUTIONS
  Dividends from
    net
    investment
    income                   (.98)        (.78)         (.79)
  Distributions from
   capital gains             (.84)        (.73)#        (.56)
                         --------     --------      --------
Total distributions         (1.82)       (1.51)        (1.35)
                         --------     --------      --------
Net asset value
  at end of
  period                 $  14.32     $  17.16      $  15.52
                         ========     ========      ========
Total return**              -4.61%       21.41%        31.76%*
Net assets at
  end of period
  (000's omitted)        $231,724     $313,308      $102,254
Ratio of expenses
  to average net
  assets                      .97%         .94%          .95%
Ratio of net
  investment
  income to
  average net
  assets                     5.58%        4.53%         5.08%
Portfolio turnover
  rate                      34.13%       33.08%        28.90%
Avg. Commission
  rate paid                    --           --            --

+Not annualized.

++Annualized.

*Unaudited.

**Total return information does not reflect sales loads.

#Distributions include $.04 of additional gain arising from investment transactions of securities acquired in a non-taxable exchange.

SAFECO NORTHWEST FUND

                                                                          FOR THE NINE                   FOR THE PERIOD FROM
                     FOR THE SIX MONTH                                    MONTH PERIOD                    FEBRUARY 7, 1991
                        PERIOD ENDED       YEAR ENDED      YEAR ENDED         ENDED          YEAR ENDED   (INITIAL PUBLIC
                       MARCH 31, 1996     SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,     DECEMBER 31,    OFFERING) TO
                        (UNAUDITED)           1995            1994            1993              1992      DECEMBER 31, 1991
                         ----------        ----------      ----------      ----------        ----------      ----------
Net asset value
  at beginning
  of period              $    14.41        $    12.59      $    12.34      $    12.59        $    11.37      $    10.06
INCOME FROM
INVESTMENT
OPERATIONS:
  Net investment
    income                      .01               .04             .04             .02               .06             .13
  Net realized
    and unrealized
    gain (loss) on
    investments                1.01              2.35             .59            (.25)             1.53            1.44
                         ----------        ----------      ----------      ----------        ----------      ----------
Total from investment
operations                     1.02              2.39             .63            (.23)             1.59            1.57
                         ----------        ----------      ----------      ----------        ----------      ----------
LESS
DISTRIBUTIONS
  Dividends from
    net
    investment
    income                     (.01)             (.04)           (.04)           (.02)             (.06)           (.19)
  Distributions from
   capital gains               (.35)             (.53)           (.34)             --              (.31)           (.07)
                         ----------        ----------      ----------      ----------        ----------      ----------
Total distributions            (.36)             (.57)           (.38)           (.02)             (.37)           (.26)
                         ----------        ----------      ----------      ----------        ----------      ----------
Net asset value
  at end of
  period                 $    15.07        $    14.41      $    12.59      $    12.34        $    12.59      $    11.37
                         ==========        ==========      ==========      ==========        ==========      ==========
Total return**                 7.33%+           19.01%           5.19%        -1.86%+             14.08%          14.93%+
Net assets at
  end of period
  (000's omitted)        $   43,228        $   40,140      $   36,383      $   39,631        $   40,402      $   26,434
Ratio of expenses
  to average net
  assets                       1.11%++           1.09%           1.06%           1.11%++           1.11%           1.27%++

**Total return information does not reflect sales loads.
 +Not annualized.
++Annualized.

SAFECO NORTHWEST FUND


                                                                               FOR THE NINE                   FOR THE PERIOD FROM
                        FOR THE SIX MONTH                                      MONTH PERIOD                     FEBRUARY 7, 1991
                           PERIOD ENDED        YEAR ENDED      YEAR ENDED         ENDED          YEAR ENDED     (INITIAL PUBLIC
                          MARCH 31, 1996      SEPTEMBER 30,   SEPTEMBER 30,    SEPTEMBER 30,     DECEMBER 31,     OFFERING) TO
                           (UNAUDITED)             1995            1994            1993              1992      DECEMBER 31, 1991
                            --------          -------------   -------------    -------------     ------------  -----------------
Ratio of net
  investment
  income to
  average net
  assets                         .14%++               .31%            .33%            .18%++             .55%           1.14%++
Portfolio turnover
  rate                         45.32%++             19.59%          18.46%          14.05%++           33.34%          27.71%++
Avg. Commission
  rate paid                  $0.0583                   --              --              --                --              --

**Total return information does not reflect sales loads.
 +Not annualized.
++Annualized.

SAFECO BALANCED FUND, INTERNATIONAL FUND, AND SMALL COMPANY FUND



                                                                 FOR THE PERIOD FROM JANUARY 31, 1996
                                                             (INITIAL PUBLIC OFFERING) TO MARCH 31, 1996

                                                        SAFECO                  SAFECO                  SAFECO
                                                       BALANCED              INTERNATIONAL           SMALL COMPANY
                                                         FUND                 STOCK FUND              STOCK FUND
                                                     (UNAUDITED)              (UNAUDITED)             (UNAUDITED)
Net Asset Value at
  Beginning of Period                                $     10.00              $     10.00             $     10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income                                      .05                      .03                     .01
  Net Realized and Unrealized Gain (Loss)
    on Investment and Foreign
    Currency Transactions                                   (.03)                     .01                     .48
                                                     -----------              -----------             -----------

    Total from Investment Operations                         .02                      .04                     .49
                                                     -----------              -----------             -----------

LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                      (.05)                      --                      --
  Distributions from Realized Gains                           --                       --                      --
                                                     -----------              -----------             -----------

        Total Distributions                                 (.05)                      --                      --
                                                     -----------              -----------             -----------

Net Asset Value at End of Period                     $      9.97              $     10.04             $     10.49
                                                     ===========              ===========             ===========

Total Return**                                               .17%+                    .40%+                  4.90%+

Net Assets at End of Period (000's omitted)          $     6,353              $     6,461             $     6,406
Ratio of Expenses to Average Net Assets                     1.69%++                  2.53%++                 1.82%++
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                      3.10%++                  1.87%++                  .89%++
Portfolio Turnover Rate                                   351.35%++                  3.97%++                22.28%++
Average Commission Rate Paid                         $     .0552              $     .0250             $     .0538

**  Total return information does not reflect sales loads.
+   Not Annualized.
++  Annualized.

The information listed above is based on a two month operating history and may not be indicative of longer-term results. More information about the Funds is contained in their Semi-Annual Report to shareholders which may be obtained without charge by calling the number on the first page of this Prospectus.

SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND


                                                             For the Six
                                                             Month Period              For the Year Ended September 30
                                                             Ended
                                                             March 31,
                                                             1996
                                                             (Unaudited)        1995            1994            1993



Net asset value at beginning of period                    $    10.24        $     9.74      $    10.74      $    10.69
INCOME FROM INVESTMENT
OPERATIONS:                                                     0.25               .55             .52             .60
Net investment income
Net realized and unrealized gain (loss) on investments
                                                               (0.04)              .50           (1.00)            .49
                                                               -----             -----           -----           -----
Total from investment operations                                0.21              1.05            (.48)           1.09
                                                               -----             -----           -----           -----
LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.25)             (.55)           (.52)           (.60)
Distributions from capital gains                                  --                --              --            (.44)
                                                               -----             -----           -----           -----
Total distributions                                            (0.25)             (.55)           (.52)          (1.04)
                                                               -----             -----           -----           -----
Net asset value at end of period                          $    10.20        $    10.24      $     9.74      $    10.74
                                                               =====             =====           =====           =====
Total return**                                                  2.03%+           11.07%         -4.56%           10.51%
Net assets at end of period (000's omitted)               $   14,255        $   13,774      $   13,367      $   14,706
Ratio of expenses to average net assets                         1.06%++            .96%            .90%            .99%
Ratio of net investment income to average net assets            4.83%++           5.51%           5.08%           5.52%
Portfolio turnover rate                                       228.20%++          124.9%          75.46%         104.94%



                                                                                                                  For the Period
                                                                                                                        From
                                                                                                                    September 7,
                                                              For the Year Ended September 30                      1988 (Initial
                                                                                                                      Public
                                                                                                                     Offering)
                                                                                                                    To September
                                                             1992            1991          1990          1989         30, 1988


Net asset value at beginning of period                    $  10.20      $     9.83     $    9.96      $    9.95      $   9.93
INCOME FROM INVESTMENT
OPERATIONS:                                                    .72             .75           .77            .77           .05
Net investment income
Net realized and unrealized gain (loss) on investments
                                                               .54             .37          (.13)          (.01)          .02
                                                             -----           -----         -----          -----         -----
Total from investment operations                              1.26            1.12           .64            .78           .07
                                                             -----           -----         -----          -----         -----
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.72)           (.75)         (.77)          (.77)         (.05)
Distributions from capital gains                              (.05)             --            --             --            --
                                                             -----           -----         -----          -----         -----
Total distributions                                           (.77)           (.75)         (.77)          (.77)         (.05)
                                                             -----           -----         -----          -----         -----
Net asset value at end of period                          $  10.69      $    10.20     $    9.83      $    9.96      $   9.95
                                                             =====           =====         =====          =====         =====
Total return**                                               12.78%          11.80%         6.65%          8.20%          .69%+
Net assets at end of period (000's omitted)               $ 12,205      $    9,458     $   6,916      $   6,249      $  5,007
Ratio of expenses to average net assets                        .98%           1.00%         1.00%           .96%         1.06%++
Ratio of net investment income to average net assets          6.89%           7.45%         7.76%          7.82%         7.46%++
Portfolio turnover rate                                      37.19%           9.51%        24.17%          4.36%         None


**    Total return information does not reflect sales loads.
+     Not annualized.
++    Annualized.

SAFECO MANAGED BOND FUND


                                                               For the Six                                        For the Period
                                                              Month Period              For the Year             From February 28,
                                                             Ended June 30,             Ended December         1994 (Initial Public
                                                                  1996                    31, 1995                  Offering) to
                                                              (Unaudited)                                         December 31, 1994

Net asset value at beginning of period                       $    8.77                 $    8.15                    $    8.68
INCOME FROM INVESTMENT OPERATIONS:
Net investment income
                                                                   .20                       .44                          .27
Net realized and unrealized gain (loss) on investments
                                                                 (0.42)                      .94                         (.53)
                                                               -------                    ------                      -------
Total from investment operations                                 (0.22)                     1.38                         (.26)
                                                               -------                    ------                      -------
LESS DISTRIBUTIONS TO SHAREHOLDERS
FROM:
Net investment income                                            (0.20)                     (.44)                        (.27)
Net Realized gains on investments                                   --                      (.32)                          --
                                                               -------                    ------                      -------
Total distributions                                              (0.20)                     (.76)                        (.27)
                                                               -------                    ------                      -------
Net asset value at end of period                             $    8.35                 $    8.77                    $    8.15
                                                               =======                    ======                      =======
Total return*                                                  -2.55%+                     17.35%                     -3.01%+
Net assets at end of period (000's omitted)
                                                             $   4,114                 $   4,497                    $   4,627
Ratio of expenses to average net assets                           1.17%++                   1.16%                        1.28%++
Ratio of net investment income to average net assets
                                                                  4.64%++                   5.14%                        3.88%++
Portfolio turnover rate                                         117.13%++                  78.78%                      132.26%++

*     Total return information does not reflect sales loads.
+     Not annualized.
++   Annualized.

SAFECO MUNICIPAL BOND FUND


                                                                                      Year Ended March 31
                                                              1996         1995          1994          1993          1992

Net asset value at beginning of period                    $  13.36      $  13.27      $  14.13      $  13.37      $  12.95
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                          .76           .77           .78           .81           .86
Net realized and unrealized gain (loss) on investments
                                                               .33           .12          (.55)          .94           .48
                                                           -------       -------       -------        ------        ------
Total from investment operations                              1.09           .89           .23          1.75          1.34
                                                           -------       -------       -------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.76)         (.77)         (.78)         (.81)         (.86)
                                                           -------       -------       -------        ------        ------
Distributions from realized gains                               --          (.03)         (.31)         (.18)         (.06)
                                                           -------       -------       -------        ------        ------
Total distributions                                           (.76)         (.80)        (1.09)         (.99)         (.92)
                                                           -------       -------       -------        ------        ------
Net asset value at end of period                          $  13.69      $  13.36      $  13.27      $  14.13      $  13.37
                                                           =======       =======       =======        ======        ======
Total return*                                                 8.23%         7.10%         1.30%        13.60%        10.57%
Net assets at end of period (000's omitted)               $480,643      $472,569      $507,453      $541,515      $427,638
Ratio of expenses to average net assets                        .54%          .56%          .52%          .53%          .54%
Ratio of net investment income to average net assets          5.47%         5.96%         5.49%         5.91%         6.37%
Portfolio turnover rate                                      12.60%        29.96%        22.07%        31.66%        25.18%



                                                                   1991         1990          1989          1988          1987

Net asset value at beginning of period                        $  12.73      $  12.92      $  12.85      $  14.16         $  13.74
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                              .86           .88           .94           .96              .99
Net realized and unrealized gain (loss) on investments
                                                                   .26           .25           .36          (.91)             .63
                                                                 -----         -----         -----         -----            -----
Total from investment operations                                  1.12          1.13          1.30           .05             1.62
                                                                 -----         -----         -----         -----            -----
LESS DISTRIBUTIONS:
Dividends from net investment income                              (.86)         (.88)         (.94)         (.96)            (.99)
                                                                 -----         -----         -----         -----            -----
Distributions from realized gains                                 (.04)         (.44)         (.29)         (.40)            (.21)
                                                                 -----         -----         -----         -----            -----
Total distributions                                               (.90)        (1.32)        (1.23)        (1.36)           (1.20)
                                                                 -----         -----         -----         -----            -----
Net asset value at end of period                              $  12.95      $  12.73      $  12.92      $  12.85         $  14.16
                                                               =======       =======       =======        ======          ========
Total return*                                                     9.13%         9.05%        10.49%          .93%           12.49%+
Net assets at end of period (000's omitted)                   $331,647      $286,303      $231,911      $183,642         $214,745
Ratio of expenses to average net assets                            .56%          .57%          .60%          .61%             .59%
Ratio of net investment income to average net assets              6.68%         6.76%         7.23%         7.42%            7.20%
Portfolio turnover rate                                          38.55%        65.80%       135.60%        71.91%           23.09%

*     Total return information does not reflect sales loads.
+    Unaudited.

SAFECO CALIFORNIA TAX-FREE INCOME FUND


                                                                               Year Ended March 31
                                                           1996          1995          1994          1993          1992
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  $    11.54    $    11.51    $    12.23    $    11.60    $    11.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment income
                                                               .62           .63           .66           .68           .71
Net realized and unrealized gain (loss) on investments
                                                               .40           .13          (.38)          .76           .44
                                                        ----------    ----------    ----------    ----------    ----------
Total from investment operations                              1.02           .76           .28          1.44          1.15
                                                        ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.62)         (.63)         (.66)         (.68)         (.71)
                                                        ----------    ----------    ----------    ----------    ----------
Distributions from realized gains                             (.08)         (.10)         (.34)         (.13)         (.08)
                                                        ----------    ----------    ----------    ----------    ----------
Total distributions                                           (.70)         (.73)        (1.00)         (.81)         (.79)
                                                        ----------    ----------    ----------    ----------    ----------
Net asset value at end of period                        $    11.86    $    11.54    $    11.51    $    12.23    $    11.60
                                                        ==========    ==========    ==========    ==========    ==========
Total return*                                                 8.87%         7.01%         1.97%        12.88%        10.43%
Net assets at end of period (000's omitted)             $   70,546    $   64,058    $   77,056    $   79,872    $   71,480
Ratio of expenses to average net assets                        .68%          .70%          .68%          .66%          .67%
Ratio of net investment income to average net assets
                                                              5.12%         5.65%         5.31%         5.71%         6.13%
Portfolio turnover rate                                      16.25%        44.10%        32.58%        23.18%        39.35%


                                                                               Year Ended March 31
                                                           1991          1990          1989          1988           1987
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  $    11.07    $    11.02    $    10.72    $    12.14     $    11.68
INCOME FROM INVESTMENT OPERATIONS:
Net investment income
                                                               .71           .72           .75           .76            .80
Net realized and unrealized gain (loss) on investments
                                                               .23           .23           .30          (.99)           .57
                                                        ----------    ----------    ----------    ----------     ----------
Total from investment operations                               .94           .95          1.05          (.23)          1.37
                                                        ----------    ----------    ----------    ----------     ----------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (.71)         (.72)         (.75)         (.76)          (.80)
                                                        ----------    ----------    ----------    ----------     ----------
Distributions from realized gains                             (.06)         (.18)          ---          (.43)++        (.11)
                                                        ----------    ----------    ----------    ----------     ----------
Total distributions                                           (.77)         (.90)         (.75)        (1.19)          (.91)
                                                        ----------    ----------    ----------    ----------     ----------
Net asset value at end of period                        $    11.24    $    11.07    $    11.02    $    10.72     $    12.14
                                                        ==========    ==========    ==========    ==========     ==========
Total return*                                                 8.78%         8.87%        10.09%       -1.39%          12.25%+
Net assets at end of period (000's omitted)             $   57,066    $   47,867    $   36,930    $   28,790     $   34,792
Ratio of expenses to average net assets                        .67%          .68%          .71%          .72%           .70%
Ratio of net investment income to average net assets
                                                              6.32%         6.42%         6.86%         6.99%          6.71%
Portfolio turnover rate                                      22.92%        71.37%        76.95%        66.72%         44.61%

*    Total return information does not reflect sales loads.
+    Unaudited.
++ Distribution includes $.05 per share attributable to the December 31, 1987, capital gain distribution paid in order to avoid any excise tax due under the Tax Reform Act of 1986.

SAFECO WASHINGTON STATE MUNICIPAL BOND FUND

                                                                                                                For the Period From
                                                                                                                   March 18, 1993
                                                             Year Ended         Year Ended                        (Initial Public
                                                              March 31,          March 31,         Year Ended       Offering) to
                                                                1996               1995           March 31, 1994   March 31, 1993
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $   10.10          $    9.91          $   10.27        $   10.32
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              0.50               0.49               0.44             0.02
Net realized and unrealized gain (loss) on investments             0.27               0.19              (0.35)           (0.05)
                                                              ---------          ---------          ---------        ---------
Total from investment operations                                   0.77               0.68               0.09            (0.03)
                                                              ---------          ---------          ---------        ---------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (0.50)             (0.49)             (0.44)           (0.02)
Distribution from realized gains                                  (0.03)               ---              (0.01)             ---
                                                              ---------          ---------          ---------        ---------
Total distributions                                               (0.53)             (0.49)             (0.45)           (0.02)
                                                              ---------          ---------          ---------        ---------
Net asset value at end of period                              $   10.34          $   10.10          $    9.91        $   10.27
                                                              =========          =========          =========        =========
Total return*                                                      7.73%              7.13%               .68%             -31%+
Net assets at end of period (000's omitted)                   $   6,489          $   5,953          $   2,908        $   2,163
Ratio of expenses to average net assets                            1.07%              1.09%              1.44%            1.04%++
Ratio of net investment income to average net assets               4.78%              5.06%              4.17%            4.47%++
Portfolio turnover rate                                           20.86%              9.23%             17.26%            None

*      Total return information does not reflect sales loads.
+      Not annualized.
++     Annualized.

SAFECO MONEY MARKET FUND

                                                                           Year Ended March 31
                                                     1996          1995           1994           1993           1992
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period           $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                                    .05            .04            .02            .03            .05
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.05)          (.04)          (.02)          (.03)          (.05)
                                                 -----------    -----------    -----------    -----------    -----------
Net asset value at end of period                 $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                 ===========    ===========    ===========    ===========    ===========
Total return*                                           5.15%          4.20%          2.48%          2.98%          5.04%
Net assets at end of period (000's omitted)      $   165,122    $   171,958    $   186,312    $   144,536    $   184,823
Ratio of expenses to average net assets                  .78%           .78%           .79%           .77%           .73%
Ratio of net investment income to average net
assets                                                  5.04%          4.21%          2.47%          3.02%          5.05%

                                                                           Year Ended March 31
                                                    1991           1990           1989           1988           1987
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period           $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                                    .07            .08            .08            .06            .06
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.07)          (.08)          (.08)          (.06)          (.06)
                                                 -----------    -----------    -----------    -----------    -----------
Net asset value at end of period                 $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                 ===========    ===========    ===========    ===========    ===========
Total return*                                           7.60%          8.77%          7.86%          6.56%          5.90%**
Net assets at end of period (000's omitted)      $   224,065    $   225,974    $   177,813    $   119,709    $    57,998
Ratio of expenses to average net assets                  .70%           .71%           .74%           .79%           .82%
Ratio of net investment income to average net
assets                                                  7.34%          8.45%          7.66%          6.49%          5.71%

 * Total return information does not reflect a CDSC that may apply to certain shares.
**  Unaudited

SUB-ADVISER INFORMATION FOR THE INTERNATIONAL FUND

The International Fund's sub-adviser, Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), has been managing separate accounts for institutional clients in the United States for six years. BIAM's past performance in advising these accounts was a key factor in its selection as the Fund's sub-adviser. The performance illustrated in the table that follows is based on the return achieved on BIAM's fully discretionary international equity composite of accounts ("Composite") consisting of 27 accounts totaling approximately $2.6 billion which comprised approximately 70.2% of BIAM's assets under management as of December 31, 1995. These returns reflect the time-weighted total returns achieved by the Composite's constituent accounts, weighted by reference to their sizes. The past performance of the Composite is shown after reduction by the International Fund's maximum investment management and estimated administrative expenses (1.33% per year).


                              For the Periods Ended December 31, 1995

                         ONE YEAR     TWO YEARS   THREE YEARS   FOUR YEARS     FIVE YEARS    SIX YEARS
BIAM                      19.24%        5.26%        16.25%        15.20%        14.49%        11.25%
Composite
Morgan
Stanley                   11.56%        9.80%        17.02%         9.02%         9.71%         3.38%
Europe,
Australia and
Far East Index
("EAFE
Index")

The EAFE Index is used for comparison purposes only. The EAFE Index is an unmanaged index of representative international stocks that has no management or expense charges. Performance is based on historical earnings and is not intended to indicate future performance of the Composite or the International Fund.

Please keep in mind that the International Fund's performance may differ from the Composite performance. The International Fund's expenses, timing of purchases and sales of portfolio securities, availability of cash flows, brokerage commissions and diversification of the portfolio are all reasons that might cause the performance of the International Fund to vary from that of the Composite. In addition, the performance of the Composite does not reflect sales charges imposed on certain purchases or redemptions of the International Fund's Class A and Class B shares. There are a number of ways to calculate performance, and it is possible that if a different method were used the result would have varied. Finally, the past performance of the Composite is no guarantee of the future results of the International Fund.


ALTERNATIVE PURCHASE ARRANGEMENT

This Prospectus offers two classes of shares for each Fund. For each Fund except the Money Market Fund, Class A shares are sold at net asset value plus an initial sales charge of up to 4.5%. Class A shares also pay an annual Rule 12b-1 service fee of 0.25% of the average daily net assets of the Class A shares. For each Fund except the Money Market Fund, Class B shares are sold at net asset value with no initial sales charge, but a CDSC of up to 5% applies to redemptions made within six years of purchase. Class B shares also pay an annual Rule 12b-1 service fee of 0.25% of the average daily net assets of the Class B shares and an annual Rule 12b-1 distribution fee of 0.75% of the average daily net assets of the Class B shares. Class B shares convert to Class A shares in the first month following the investor's sixth anniversary from purchase. The maximum investment amount in Class B shares is $500,000.

Class A and B shares of the Money Market Fund are sold at net asset value, are not subject to sales charges, and do not currently pay Rule 12b-1 fees. Money Market Fund Class A and Class B shares may be subject to sales charges if an investor exchanges into Class A or Class B shares of another Fund. See "Purchasing Advisor Class A Shares" and "Purchasing Advisor Class B Shares."

For shareholders of each Fund except the Money Market Fund, the alternative purchase arrangement permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution and service fees and CDSCs on Class B shares prior to conversion would be less than the initial sales charge and accumulated service fee on Class A shares purchased at the same time.

Class A shares will normally be more beneficial than Class B shares to investors who qualify for reduced initial sales charges or a sales load waiver on Class A shares. Class A shares are subject to a service fee (but not a distribution fee) and, accordingly, pay correspondingly higher dividends per share than Class B shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares.

Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class B shares. The CDSC imposed on the redemption of Class B shares decreases and is completely eliminated with respect to such shares beginning in the first month following the investor's sixth anniversary from purchase. Class B shares automatically convert to Class A shares (which are subject to lower continuing charges) in the first month following the investor's sixth anniversary from purchase.

For more information about each Fund's shares, see "How to Purchase Shares" beginning on page 61.

--------------------------------------------------------

EACH FUND'S INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------

The investment objective and investment policies for each Fund are described below. A Trust's Board of Trustees may change a Fund's (except the California Fund's) objective without a shareholder vote, but no such change will be made without prior written notice to shareholders of that Fund (60 days' in the case of the Money Market, Municipal Bond and Washington Funds and 30 days' in the case of the other Funds). The California Fund has a fundamental investment objective that may not be changed without a shareholder vote. In the event a Fund changes its investment objective, the new objective may not meet the investment needs of every shareholder and may be different from the objective a shareholder considered appropriate at the time of initial investment.

Each Fund has adopted a number of investment restrictions. If a Fund satisfies a percentage limitation at the time of investment, a later increase or decrease in value, assets or other circumstances will not be considered in determining whether the Fund complies with the applicable policy (except to the extent the change may impact the Fund's borrowing limits). Unless otherwise stated, the investment policies and limitations described below under each Fund's description and "Common Investment Practices" are non-fundamental and may be changed without a shareholder vote.

INVESTMENT OBJECTIVES AND POLICIES OF THE STOCK FUNDS

GROWTH FUND

The Growth Fund has as its investment objective to seek growth of capital and the increased income that ordinarily follows from such growth. The Growth Fund ordinarily invests a preponderance of its assets in common stock selected primarily for potential appreciation. Such investments may cause its share price to be more volatile than the Equity and Income Funds.

To pursue its investment objective, the Growth Fund:

1. WILL INVEST A PREPONDERANCE OF ITS ASSETS IN COMMON STOCKS SELECTED PRIMARILY FOR POTENTIAL APPRECIATION. To determine those common stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power.

2. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK, EITHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER). The Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation.

3. MAY INVEST UP TO 5% OF NET ASSETS IN CONTINGENT VALUE RIGHTS. A contingent value right is a right issued by a corporation that takes on a preestablished value if the underlying common stock does not attain a target price by a specified date.

For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 93.

EQUITY FUND

The Equity Fund has as its investment objective to seek long-term growth of capital and reasonable current income. The Equity Fund invests principally in common stock selected for appreciation and/or dividend potential and from a long-range investment standpoint. The Equity Fund does not seek to achieve both growth and income with every portfolio security investment. Rather, it attempts to achieve a reasonable balance between growth and income on an overall basis.

To pursue its investment objective, the Equity Fund:

1. WILL INVEST, DURING NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES (WHICH INCLUDE COMMON STOCKS AND PREFERRED STOCKS). The Fund will invest principally in common stocks selected by SAM primarily for appreciation and/or dividend potential and from a long-range investment standpoint.

2. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK, WHETHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER), EXCEPT THAT LESS THAN 35% OF ITS NET ASSETS WILL BE INVESTED IN SUCH SECURITIES. The Equity Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Equity Fund's net assets will be invested in such securities. The Equity Fund will not purchase a bond rated below Ca by Moody's Investors Service, Inc. ("Moody's") or CC by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies ("S&P") or which is in default on the payment of principal and interest. Bonds rated Ca or CC are highly speculative and have large uncertainties or major risk exposures. See "Risk Factors" on page 55 for more information.

For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 88. For a description of debt securities ratings, see the "Ratings Supplement" on page 89.

INCOME FUND

The Income Fund has as its investment objective to seek high current income and, when consistent with its objective, the long-term growth of capital. The Fund currently intends to place greatest emphasis on holding common stock, convertible corporate bonds and convertible preferred stock. SAM will select securities primarily for current income, but also with a view toward capital growth when this can be accomplished without conflicting with the Fund's investment objective.

To pursue its investment objective, the Income Fund:

1. WILL INVEST PRIMARILY IN COMMON STOCK AND ALSO IN CONVERTIBLE AND NON-CONVERTIBLE CORPORATE BONDS AND PREFERRED STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK EITHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER). The Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The Income Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Income Fund's net assets will be invested in such securities. Bonds rated Ca by Moody's or CC by S&P are highly speculative and have large uncertainties or major risk exposures. See "Risk Factors" on page 59 for more information.

2. MAY INVEST UP TO 10% OF TOTAL ASSETS IN EURODOLLAR BONDS WHICH ARE ISSUED BY U.S. ISSUERS. Eurodollar bonds are traded in the European bond market and are denominated in U.S. dollars. The Fund will purchase Eurodollar bonds through U.S. securities dealers and hold such bonds in the United States. The delivery of Eurodollar bonds to the Fund's custodian in the United States may cause slight delays in settlement which are not anticipated to affect the Fund in any material, adverse manner.

For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 88. For a description of debt securities ratings, see the "Ratings Supplement" on page 89.

NORTHWEST FUND

The Northwest Fund has as its investment objective to seek long-term growth of capital through investing primarily in Northwest companies. To pursue its objective, the Fund will invest at least 65% of its total assets in securities issued by companies with their principal executive offices located in Alaska, Idaho, Montana, Oregon or Washington.

To pursue its investment objective, the Northwest Fund:

1. WILL ORDINARILY INVEST ITS ASSETS IN SHARES OF COMMON STOCKS AND PREFERRED STOCKS OF COMPANIES LOCATED IN THE NORTHWEST SELECTED PRIMARILY FOR POTENTIAL LONG-TERM APPRECIATION. To determine those common and preferred stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power. The Fund generally invests a portion of its assets in smaller companies. See "Risk Factors" for more information about the risks of investing primarily in companies located in the Northwest.

2. MAY OCCASIONALLY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK WHEN, IN THE OPINION OF SAM, THE EXPECTED TOTAL RETURN OF A CONVERTIBLE SECURITY EXCEEDS THE EXPECTED TOTAL RETURN OF COMMON STOCK ELIGIBLE FOR PURCHASE BY THE FUND. The Fund may purchase corporate bonds and preferred stock that convert to common stock either automatically after a specified period of time or at the option of the issuer. The Fund will purchase those convertible securities which, in SAM's opinion, have underlying common stock with potential for long-term growth. The Fund will purchase convertible securities which are investment grade, i.e., rated in the top four categories by either S&P or Moody's.

   See "Risk Factors" for more information about the risks inherent in geographic concentration. For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 93. For a description of debt securities ratings, see the "Ratings Supplement" on page 93.

BALANCED FUND

The Balanced Fund has as its investment objective to seek growth and income consistent with the preservation of capital. To pursue its objective, the Balanced Fund will invest primarily in equity and fixed income securities and will occasionally alter the mix of its equity and fixed income securities. Such action will be taken in response to economic conditions and generally in small increments. The Balanced Fund will not make significant changes in its asset mix in an attempt to "time the market."

To pursue its investment objective, the Balanced Fund:

1. WILL ORDINARILY INVEST FROM 50% TO 70% OF ITS TOTAL ASSETS IN EQUITY SECURITIES, WHICH INCLUDE COMMON STOCKS, PREFERRED STOCK AND SECURITIES CONVERTIBLE INTO COMMON STOCK. The Fund will invest principally in common stocks selected by SAM primarily for appreciation and/or dividend potential and from a long-range investment standpoint. The Fund may purchase corporate bonds and preferred stock that convert to common stock either automatically after a specified period of time or at the option of the issuer.

         The Fund will purchase those convertible securities which, in SAM's opinion, have underlying common stock with potential for long-term growth. The Fund will purchase convertible securities which are investment grade, i.e., rated in the top four categories by either S&P or Moody's.

2. WILL INVEST AT LEAST 25% OF ITS TOTAL ASSETS IN FIXED-INCOME SENIOR SECURITIES. The Fund will purchase only those U.S. Government and investment grade debt obligations or non-rated debt obligations which in SAM's view contain the credit characteristics of investment grade debt obligations. Investment grade obligations (rated between Aaa Baa by Moody's and AAA-BBB by S&P) are from high to medium quality. Medium quality obligations possess speculative characteristics and may be more sensitive to economic changes and changes to the financial condition of issuers.

For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 93. For a description of debt securities ratings, see the "Ratings Supplement" on page 93.

INTERNATIONAL FUND

The investment objective of the International Fund is to seek maximum long-term total return (capital appreciation and income) by investing primarily in common stock of established non- U.S. companies. To pursue its objective, the International Fund, under normal market conditions, will invest at least 65% of its total assets in the securities of companies domiciled in at least five countries, not including the United States.

To pursue its investment objective, the International Fund:

1. WILL INVEST PRIMARILY IN COMMON STOCKS OF NON-U.S. COMPANIES. Common stock issued by foreign companies is subject to various risks in addition to those associated with U.S. investments. For example, the value of the common stock depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the common stock is issued.

2. MAY INVEST IN PREFERRED STOCKS AND CONVERTIBLE SECURITIES ISSUED BY FOREIGN COMPANIES.

3. MAY INVEST IN DEBT SECURITIES ISSUED BY FOREIGN COMPANIES AND GOVERNMENTS. The Fund will make such investments primarily for defensive purposes, but may also do so where anticipated interest rate movements, or other factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governments or governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. Repayment of principal and interest may depend also upon political and economic factors.

4. MAY INVEST IN PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS"), WHICH INCLUDE FUNDS OR TRUSTS ORGANIZED AS INVESTMENT VEHICLES TO INVEST IN COMPANIES OF CERTAIN FOREIGN COUNTRIES. Investors in PFICs bear their proportionate share of the PFIC's management fees and other expenses. See "Additional Tax Information" in the Common Stock Trust's Statement of Additional Information.

5. MAY PURCHASE AND SELL PUT AND CALL OPTIONS ON SECURITIES, FINANCIAL INDICES AND FOREIGN CURRENCIES, MAY PURCHASE AND SELL THE FOLLOWING NON-LEVERAGED DERIVATIVE SECURITIES: FUTURES CONTRACTS AND RELATED OPTIONS WITH RESPECT TO SECURITIES, FINANCIAL INDICES AND FOREIGN CURRENCIES, AND MAY ENTER INTO FOREIGN CURRENCY TRANSACTIONS SUCH AS FORWARD CONTRACTS. The Fund may employ certain strategies and techniques utilizing these instruments to mitigate its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values. There is no guarantee that these strategies and techniques will work.

         An option gives an owner the right to buy or sell securities at a predetermined exercise price for a given period of time. The writer of an option is obligated to purchase or sell (depending upon the nature of the option) the underlying securities if the option is exercised during the specified period of time. A futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a security at the close of the last trading day of the contract and the price at which the agreement is made. A forward currency contract is an agreement to purchase or sell a foreign currency at some future time for a fixed amount of U.S. dollars.

         The Fund, under normal conditions, will not sell a put or call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Fund's net assets. The Fund will not purchase a put or call option or option on a futures contract if, as a result thereof, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of its net assets. In addition, the Fund will not enter into any futures contract or option on a futures contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of its net assets.

See "Risk Factors" for more information about the risks inherent in securities issued by foreign issuers and in the purchase and sale of options, futures and forward contracts. For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 88.

SMALL COMPANY FUND

The Small Company Fund has as its investment objective to seek long-term growth of capital through investing primarily in small-sized companies. To pursue its objective, the Small Company Fund will invest primarily in companies with total market capitalization of less than $1 billion.

To pursue its investment objective, the Small Company Fund:

1. WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN COMMON STOCK AND PREFERRED STOCK OF SMALL-SIZED COMPANIES WITH TOTAL MARKET CAPITALIZATION OF LESS THAN $1 BILLION. Companies whose capitalization falls outside this range after purchase continue to be considered small-capitalized for purposes of the 65% policy. The Fund will invest principally in common stocks selected by SAM primarily for appreciation and/or dividend potential and from a long-range investment standpoint. In determining those common and preferred stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power. Investments in small or newly formed companies involve greater risks than investments in larger, more established issuers and their securities can be subject to more abrupt and erratic movements in price. See "Risk Factors" for more information about the risks inherent in securities issued by small companies.

2. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK WHEN, IN SAM'S OPINION, THE EXPECTED TOTAL RETURN OF A CONVERTIBLE SECURITY EXCEEDS THE EXPECTED TOTAL RETURN OF COMMON STOCK ELIGIBLE FOR PURCHASE BY THE FUND. The Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high- yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Fund's net assets will be invested in such securities. Bonds rated Ca by Moody's or CC by S&P are highly speculative and have large uncertainties or major risk exposures. See "Risk Factors" on page 59 for more information.

See "Risk Factors" for more information about the risks inherent in small company issuers. For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 88. For a description of debt securities ratings, see the "Ratings Supplement" on page 89.

COMMON INVESTMENT PRACTICES OF THE STOCK FUNDS

Each of the Stock Funds may also follow the investment practices described below:

1.       MAY INVEST IN BONDS AND OTHER DEBT SECURITIES.

         Each Fund may invest in bonds and other debt securities that are rated investment grade by Moody's or S&P, or unrated bonds determined by SAM to be of comparable quality to such rated bonds. Bonds rated in the lowest category of investment grade (Baa by Moody's and BBB by S&P) and comparable unrated bonds have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

         After purchase by a Stock Fund, a corporate bond may be downgraded or, if unrated, may cease to be comparable to a rated security. Neither event will require a Stock Fund to dispose of that security, but SAM will take a downgrade or loss of comparability into account in determining whether the Fund should continue to hold the security in its portfolio. The Equity Fund will not hold more than 3% of its total assets and the Income Fund will not hold more than 1% of its total assets in bonds that go into default on the payment of principal and interest after purchase. In the event that 35% or more of a Stock Fund's net assets is held in securities rated below investment grade due to a downgrade of one or more corporate bonds, SAM will engage in an orderly disposition of such securities to the extent necessary to ensure that the Fund's holdings of such securities remain below 35% of the Fund's net assets.

2. MAY INVEST IN WARRANTS. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrant. Generally, the value of a warrant will fluctuate by greater percentages than the value of the underlying common stock. The primary risk associated with a warrant is that the term of the warrant may expire before the exercise price of the common stock has been reached. Under these circumstances, a Stock Fund could lose all of its principal investment in the warrant.

3. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS (EXCEPT THE EQUITY FUND) OR REPURCHASE AGREEMENTS. The Stock Funds may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. SAM will waive its advisory fees for any Growth, Income, Northwest, Balanced, International or Small Company Fund assets invested in money market funds. With respect to repurchase agreements, each Stock Fund will invest no more than 5% of its total assets in repurchase agreements and will not purchase repurchase agreements that mature in more than seven days. Counterparties of foreign repurchase agreements may be less creditworthy than U.S. counterparties.

4. MAY PURCHASE SECURITIES ON A "WHEN-ISSUED" OR "DELAYED-DELIVERY" BASIS OR PURCHASE OR SELL SECURITIES ON A "FORWARD COMMITMENT" BASIS. Under this procedure, a Stock Fund agrees to acquire securities that are to be issued and delivered against payment in the future. The price, however, is fixed at the time of commitment. When a Stock Fund purchases when-issued or delayed-delivery securities, its custodian bank will maintain in a temporary holding account cash, U.S. Government securities or other high- grade debt obligations having a value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the temporary holding account or from then-available cash flow. If a Stock Fund chooses to dispose of the right to acquire a when-issued or delayed delivery security prior to its acquisition, it could incur a gain or loss due to market fluctuations. Use of these techniques may affect a Fund's share price in a manner similar to leveraging.

5. MAY INVEST IN AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs are registered receipts evidencing ownership of an underlying foreign security. They typically are issued in the United States by a bank or trust company. In addition to the risks of foreign investment applicable to the underlying securities, ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank or trust company, or that such information in the U.S. market may not be current. ADRs which are structured without sponsorship of the issuer of the underlying foreign security may also be subject to the risk that the foreign issuer may not provide financial and other material information to the U.S. bank or trust company issuer. The International Fund may utilize European Depositary Receipts ("EDRs"), which are similar instruments. EDRs may be in bearer form and are designed for use in the European securities markets.

6. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, EXCEPT THE INTERNATIONAL FUND, WHICH MAY INVEST 100% OF ITS ASSETS IN FOREIGN SECURITIES. Foreign securities are subject to risks in addition to those inherent in investments in domestic securities. See "Risk Factors" on page 55 for more information about the risks associated with investments in foreign securities.

7. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN SHARES OF REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs purchase real property, which is then leased, and make mortgage investments. For federal income tax purposes, REITs attempt to qualify for beneficial "modified pass-through" tax treatment by annually distributing at least 95% of their taxable income. If a REIT were unable to qualify for such tax treatment, it would be taxed as a corporation and the distributions made to its shareholders would not be deductible by it in computing its taxable income. REITs are dependent upon the successful operation of properties owned and the financial condition of lessees and mortgagors. The value of REIT units fluctuates depending on the underlying value of the real property and mortgages owned and the amount of cash flow (net income plus depreciation) generated and paid out. In addition, REITs typically borrow to increase funds available for investment. Generally, there is a greater risk associated with REITs that are highly leveraged.

8. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN RESTRICTED SECURITIES, PROVIDED THAT SAM HAS DETERMINED THAT SUCH SECURITIES ARE LIQUID UNDER GUIDELINES ADOPTED BY THE COMMON STOCK TRUST'S BOARD OF TRUSTEES. Restricted securities may be sold only in offerings registered under the Securities Act of 1933, as amended ("1933 Act"), or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of certain restricted securities to qualified institutional buyers. Investing in restricted securities may increase the Stock Funds' illiquidity to the extent that qualified institutional buyers or other buyers are unwilling to purchase the securities. As a result, a Stock Fund may not be able to sell these securities when its investment adviser or sub-investment adviser deems it advisable to sell, or may have to sell them at less than fair value. In addition, market quotations are sometimes less readily available for restricted securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

9. MAY INVEST IN SECURITIES WHOSE PERFORMANCE AND PRINCIPAL AMOUNT AT MATURITY ARE LINKED TO A SPECIFIED EQUITY SECURITY OR SECURITIES INDEX. The value of an indexed security is determined by reference to a specific equity instrument or statistic. The performance of indexed securities depends largely on the performance of the securities or indices to which they are indexed, but such securities are also subject to credit risks associated with the issuer of the security. Indexed securities may also be more volatile than their underlying instruments.

10. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN SECURITIES OF UNSEASONED ISSUERS. Unseasoned issuers are those companies which, together with any predecessors, have been in operation for less than three years.

The following restrictions are fundamental policies of the Stock Funds that cannot be changed without shareholder vote.

1. EACH FUND, WITH RESPECT TO 75% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

2. THE GROWTH, INCOME AND NORTHWEST FUNDS MAY NOT PURCHASE MORE THAN 10% OF ANY CLASS OF SECURITIES OF ANY ONE ISSUER.

3. EACH FUND, WITH RESPECT TO 100% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT PURCHASE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

4. EACH STOCK FUND MAY BORROW MONEY ONLY FOR TEMPORARY OR EMERGENCY PURPOSES, AND THE GROWTH FUND ONLY FOR EXTRAORDINARY OR EMERGENCY PURPOSES, FROM A BANK OR AFFILIATE OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. The Growth, Income and Northwest Funds will not borrow amounts in excess of 20%, and the Equity, Balanced, International and Small Company Funds will not borrow amounts in excess of 33%, of total assets. A Stock Fund will not purchase securities if borrowings equal to or greater than 5% of total assets are outstanding for that Fund.

For more information, see the "Investment Policies" and "Additional Investment Information" sections of the Common Stock Trust's Statement of Additional Information.

INVESTMENT POLICIES OF THE INTERMEDIATE TREASURY FUND

The investment objective of the Intermediate Treasury Fund is to provide as high a level of current income as is consistent with the preservation of capital. The Intermediate Treasury Fund will seek to maintain a portfolio of U.S. Treasury obligations with an average dollar weighted maturity of between three and ten years. Although the average dollar weighted maturity of the portfolio will fall within a range of three to ten years, individual obligations held by the Intermediate Treasury Fund may have maturities outside that range.

To pursue its investment objective, the Intermediate Treasury Fund:

1. WILL INVEST, DURING NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS IN DIRECT OBLIGATIONS OF THE U.S. TREASURY SUCH AS U.S. TREASURY BILLS, NOTES AND BONDS. These securities are supported by the full faith and credit of the U.S. Government.

2.       WILL INVEST UP TO 35% OF ITS TOTAL ASSETS IN:

         OTHER U.S. GOVERNMENT SECURITIES, including (a) securities supported by the full faith and credit of the U.S. Government but that are not direct obligations of the U.S. Treasury, such as securities issued by the Government National Mortgage Association

         ("GNMA"), (b) securities that are not supported by the full faith and credit of the U.S. Government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and (c) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority ("TVA"). While U.S. Government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

         CORPORATE DEBT SECURITIES which at the time of purchase are rated in the top three grades (A or higher) by either Moody's or S&P, or, if unrated, determined by SAM to be of comparable quality to such rated debt securities. In addition to reviewing ratings, SAM will analyze the quality of rated and unrated corporate bonds for purchase by the Fund by evaluating various factors that may include the issuer's capital structure, earnings power and quality of management. See "Ratings Supplement" beginning on page 93.

3. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN YANKEE SECTOR DEBT SECURITIES, EURODOLLAR BONDS AND MUNICIPAL SECURITIES. See the Taxable Bond Trust's Statement of Additional Information for more information about these securities.

4. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH-QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS AND HIGH-QUALITY SHORT- TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT. The Intermediate Treasury Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments from portfolio securities or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed. SAM will waive its advisory fees for Fund assets invested in money market funds.

5. MAY INVEST FOR SHORT-TERM PURPOSES WHEN SAM BELIEVES SUCH ACTION TO BE DESIRABLE AND CONSISTENT WITH SOUND INVESTMENT PRACTICES. The Intermediate Treasury Fund, however, will not engage primarily in trading for the purpose of short-term profits. The Intermediate Treasury Fund may dispose of its portfolio securities whenever SAM deems advisable, without regard to the length of time the securities have been held.

6. MAY PURCHASE OR SELL SECURITIES ON A "WHEN-ISSUED" OR "DELAYED-DELIVERY" BASIS. Under this procedure, the Intermediate Treasury Fund agrees to acquire or sell securities that are to be delivered against payment in the future, normally 30 to 45 days. The price, however, is fixed at the time of commitment. When the Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high-quality securities in an amount equal in value to the purchase price of the security. Use of these techniques may affect the Fund's share price in a manner similar to leveraging.

The following restrictions are fundamental policies of the Intermediate Treasury Fund which cannot be changed without shareholder vote.

1. THE FUND, WITH RESPECT TO 75% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

2. THE FUND, WITH RESPECT TO 100% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT PURCHASE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

3. THE FUND MAY BORROW MONEY ONLY FOR TEMPORARY OR EMERGENCY PURPOSES FROM A BANK OR SAFECO CORPORATION OR AFFILIATES OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. The Fund will not borrow amounts in excess of 20% of its total assets. The Fund will not purchase securities if outstanding borrowings are equal to or greater than 5% of its total assets. The Fund intends to exercise its borrowing authority primarily to meet shareholder redemption under circumstances where redemption requests exceed available cash.

4. THE FUND MAY INVEST UP TO 10% OF ITS NET ASSETS IN ILLIQUID SECURITIES, WHICH ARE SECURITIES THAT CANNOT BE SOLD WITHIN SEVEN DAYS IN THE ORDINARY COURSE OF BUSINESS FOR APPROXIMATELY THE AMOUNT AT WHICH THEY ARE VALUED. Due to the absence of an active trading market, the Fund may experience difficulty in valuing or disposing of illiquid securities. SAM determines the liquidity of the securities under guidelines adopted by the Taxable Bond Trust's Board of Trustees.

5. THE FUND MAY INVEST UP TO 10% OF NET ASSETS IN REPURCHASE AGREEMENT TRANSACTIONS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including the risk that the Intermediate Treasury Fund will be unable to dispose of the security during the term of the repurchase agreement if the security's market value declines, and delays and costs to a Fund if the other party to the repurchase agreement declares bankruptcy.

For more information see the "Investment Policies" and "Additional Investment Information" sections of the Taxable Bond Trust's Statement of Additional Information.

INVESTMENT POLICIES OF THE MANAGED BOND FUND

The investment objective of the Managed Bond Fund is to provide as high a level of total return as is consistent with the relative stability of capital through purchase of investment grade debt securities.

In pursuing the Managed Bond Fund's investment objective, SAM will seek to minimize the effects of interest rate risks while pursuing total return by adjusting the investment portfolio's average maturity in response to interest rate changes. In general, the Managed Bond Fund's strategy will be to hold fixed-income securities with shorter maturities as interest rates rise and with longer maturities as interest rates fall. The fixed-income securities held by the Managed Bond Fund will have maturities of 10 years or less from the date of purchase. SAM reserves the right to modify the Managed Bond Fund's investment strategy in any respect at any time.

To pursue its investment objective, the Managed Bond Fund:

1. WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN BONDS, DEFINED AS FIXED-INCOME SECURITIES.

2. WILL INVEST PRIMARILY IN INVESTMENT GRADE DEBT SECURITIES; I.E., SECURITIES RATED IN THE TOP FOUR CATEGORIES BY EITHER S&P OR MOODY'S OR IF NOT RATED, SECURITIES WHICH, IN SAM'S OPINION, ARE COMPARABLE IN QUALITY TO INVESTMENT GRADE DEBT SECURITIES. Included in investment grade debt securities are securities of medium grade (rated Baa by Moody's or BBB by S&P) which have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic or other conditions than higher grade securities. The Managed Bond Fund will limit investments in such medium grade debt securities to no more than 10% of its total assets. Unrated securities are not necessarily of lower quality than rated securities, but may not be as attractive to investors.

         The Managed Bond Fund may retain debt securities which are downgraded to below investment grade (commonly referred to as "high yield" or "junk" bonds) after purchase, but no more than 5% of its total assets will be invested in such securities. In addition to reviewing ratings, SAM may analyze the quality of rated and unrated debt securities purchased for the Managed Bond Fund by evaluating the issuer's capital structure, earnings power, quality of management and position within its industry. For a description of debt securities ratings, see the "Ratings Supplement" on page 93.

3. WILL INVEST AT LEAST 50% OF ITS TOTAL ASSETS IN OBLIGATIONS OF OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES. These obligations include (a) direct obligations of the U.S. Treasury, such as U.S. Treasury notes, bills, bonds and stripped securities; (b) securities supported by the full faith and credit of the U.S. Government but that are not direct obligations of the U.S. Treasury, such as securities issued by the

         GNMA; (c) securities that are not supported by the full faith and credit of the U.S. Government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the FNMA and the FHLMC; and (d) securities supported solely by the creditworthiness of the issuer, such as securities issued by the TVA. While U.S. Government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

4. MAY INVEST UP TO 50% OF ITS TOTAL ASSETS IN CORPORATE DEBT SECURITIES OR EURODOLLAR BONDS. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond markets and denominated in U.S. dollars. The Managed Bond Fund will purchase Eurodollar bonds through U.S. securities dealers and hold such bonds in the United States. The delivery of Eurodollar bonds to the Managed Bond Fund's custodian in the United States may cause slight delays in settlement which are not anticipated to affect the Managed Bond Fund in any material, adverse manner. Eurodollar bonds issued by foreign issuers are subject to the same risks as Yankee sector bonds discussed below.

5. MAY INVEST IN ASSET-BACKED SECURITIES, WHICH REPRESENT INTERESTS IN, OR ARE SECURED BY AND PAYABLE FROM, POOLS OF ASSETS SUCH AS CONSUMER LOANS, AUTOMOBILE RECEIVABLE SECURITIES, CREDIT CARD RECEIVABLE SECURITIES, AND INSTALLMENT LOAN CONTRACTS. These securities may be supported by credit enhancements such as letters of credit. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. There is a risk that one or more of the underlying borrowers may default and that recovery on repossessed collateral may be unavailable or inadequate to support payments on the defaulted asset-backed securities. In addition, asset-backed securities are subject to prepayment risks which may reduce the overall return of the investment.

6. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN YANKEE SECTOR DEBT SECURITIES, WHICH ARE SECURITIES ISSUED AND TRADED IN THE UNITED STATES BY FOREIGN ISSUERS. These bonds have investment risks that are different from those of domestic issuers. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to the Managed Bond Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and, finally, difficulty in enforcing claims against foreign issuers in the event of default.

         Both S&P and Moody's rate Yankee sector debt obligations. If a debt obligation is unrated, SAM will attempt to analyze a potential investment in the foreign issuer with respect to quality and risk on the same basis as the rating services. Because public information is not always comparable to that available on domestic issuers, this may not be possible. Therefore, while SAM will attempt to select investments in foreign securities on the same basis, and with comparable quantities and types of information, as its investments in domestic securities, that may not always be possible.

7. MAY PURCHASE OR SELL SECURITIES ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS. Under this procedure, the Managed Bond Fund agrees to acquire securities that are to be issued and delivered against payment in the future, normally 30 to 45 days. The price, however, is fixed at the time of commitment. When the Managed Bond Fund purchases when- issued or delayed-delivery securities, it will earmark liquid, high quality securities in an amount equal in value to the purchase price of the security. Use of these techniques may affect the Managed Bond Fund's share price in a manner similar to the use of leveraging.

8. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS OR REPURCHASE AGREEMENTS. The Managed Bond Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments or dividend distributions from portfolio securities or cash from the sale of Managed Bond Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed. SAM will waive its advisory fees for Managed Bond Fund assets invested in money market funds. With respect to repurchase agreements, the Managed Bond Fund will invest no more than 5% of its total assets in repurchase agreements, and will not purchase repurchase agreements which mature in more than seven days.

9. MAY HOLD CASH AS A TEMPORARY DEFENSIVE MEASURE WHEN MARKET CONDITIONS SO WARRANT.

10. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN MUNICIPAL SECURITIES IF, IN SAM'S OPINION, THE POTENTIAL FOR APPRECIATION IS GREATER THAN, AND YIELD IS COMPARABLE TO OR GREATER THAN, SIMILARLY RATED TAXABLE SECURITIES.

11. MAY INVEST FOR SHORT-TERM PURPOSES WHEN SAM BELIEVES SUCH ACTION TO BE DESIRABLE AND CONSISTENT WITH SOUND INVESTMENT PRACTICES. The Managed Bond Fund, however, will not engage primarily in trading for the purpose of short-term profits. The Managed Bond Fund may dispose of its portfolio securities whenever SAM deems advisable, without regard to the length of time the securities have been held.

THE FOLLOWING RESTRICTIONS ARE FUNDAMENTAL POLICIES OF THE MANAGED BOND FUND WHICH CANNOT BE CHANGED WITHOUT SHAREHOLDER VOTE.

1. THE FUND, WITH RESPECT TO 75% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

2. THE FUND, WITH RESPECT TO 100% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT PURCHASE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

3. THE FUND MAY BORROW MONEY FOR TEMPORARY OR EMERGENCY PURPOSES ONLY FROM A BANK OR AFFILIATE OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. The Fund will not borrow amounts in excess of 20% of its total assets. As a non-fundamental policy, the Fund will not purchase securities if outstanding borrowings are equal to or greater than 5% of its total assets. The Fund intends to exercise its borrowing authority primarily to meet shareholder redemptions under circumstances where redemptions exceed available cash.

For more information, see the "Investment Policies" and "Additional Investment Information" sections of the Managed Bond Trust's Statement of Additional Information.

INVESTMENT POLICIES OF THE TAX-EXEMPT INCOME FUNDS

The investment objective of the Municipal Bond Fund is to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital. The investment objective of the California Fund is to provide as high a level of current interest income exempt from federal income tax and California state personal income tax as is consistent with the relative stability of capital. The investment objective of the Washington Fund is to provide as high a level of current interest income exempt from federal income tax as is consistent with prudent investment risk.

To pursue its investment objective, each of the Tax-Exempt Income Funds:

1. WILL, DURING NORMAL MARKET CONDITIONS, INVEST AS A MATTER OF FUNDAMENTAL POLICY AT LEAST 80% OF ITS NET ASSETS IN SECURITIES THE INTEREST ON WHICH IS EXEMPT FROM FEDERAL INCOME TAX AND, IN THE CASE OF THE CALIFORNIA FUND, EXEMPT FROM CALIFORNIA PERSONAL INCOME TAX. The Tax-Exempt Income Funds do not currently intend to purchase taxable investments, except as a temporary accommodation or in an emergency situation.

2. WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN MUNICIPAL BONDS (IN THE CASE OF THE WASHINGTON FUND, ISSUED BY THE STATE OF WASHINGTON OR POLITICAL SUBDIVISIONS, MUNICIPALITIES, AGENCIES, INSTRUMENTALITIES OR PUBLIC AUTHORITIES WITHIN THE STATE OF WASHINGTON) HAVING A MATURITY IN EXCESS OF ONE YEAR THAT AT THE TIME OF ACQUISITION ARE INVESTMENT GRADE; I.E., RATED IN ONE OF THE FOUR HIGHEST GRADES ASSIGNED BY MOODY'S OR S&P OR, IF UNRATED, DETERMINED BY SAM TO BE OF COMPARABLE QUALITY. Each Tax-Exempt Income Fund may invest up to 20% of its total assets in unrated municipal bonds. Unrated securities are not necessarily lower in quality than rated securities, but may not be as attractive to as many investors as rated securities. Each Tax-Exempt Income Fund will invest no more than 33% of its total assets in municipal bonds rated in the fourth highest grade or in comparable unrated bonds. Such bonds are of medium grade, have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

         In addition to reviewing ratings, SAM will analyze the quality of rated and unrated municipal bonds for purchase by each Tax-Exempt Income Fund by evaluating various factors that may include the issuer's or guarantor's financial resources and liquidity, economic feasibility of revenue bond project financing and general purpose borrowings, cash flow and ability to meet anticipated debt service requirements, quality of management, sensitivity to economic conditions, operating history and any relevant political or regulatory matters. SAM may also evaluate trends in the economy, the financial markets or specific geographic areas in determining whether to purchase a bond. For a description of municipal bond ratings, see the Tax-Exempt Bond Trust's Statement of Additional Information.

         After purchase by a Fund, a municipal bond may be downgraded to below investment grade or, if unrated, may cease to be comparable to a rated investment grade security (such below investment grade securities are commonly referred to as "high-yield" or "junk" bonds). Neither event will require a Fund to dispose of that security, but SAM will take a downgrade or loss of comparability into account in determining whether the Fund should continue to hold the security in its portfolio. Each Tax-Exempt Income Fund will not hold more than 5% of its net assets in such below investment grade securities.

         The term "municipal bonds" as used in this Prospectus means those obligations issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which in the opinion of bond counsel is exempt from federal income tax and, in the case of the California Fund, exempt from California personal income tax.

3.       MAY INVEST IN ANY OF THE FOLLOWING TYPES OF MUNICIPAL BONDS:

         REVENUE BONDS, which are "limited obligation" bonds that provide financing for specific projects or public facilities. These bonds are backed by revenues generated by a particular project or facility or by a special tax. A "resource recovery bond" is a type of revenue bond issued to build waste facilities or plants. An "industrial development bond" ("IDB") is a type of revenue bond that is backed by the credit of a private issuer, generally does not have access to the resources of a municipality for payment and may involve greater risk. Each Tax-Exempt Income Fund intends to invest primarily in revenue bonds that may be issued to finance various types of projects, including but not limited to education, hospitals, housing, waste and utilities. Each Tax-Exempt Income

         Fund will not purchase private activity bonds ("PABs") or any other type of revenue bonds, the interest on which is a tax preference item for purposes of the alternative minimum tax.

         GENERAL OBLIGATION BONDS, which are bonds that provide general purpose financing for state and local governments and are backed by the taxing power of the state and local government as the case may be. The taxes or special assessments that can be levied for the payment of principal and interest on general obligation bonds may be limited or unlimited as to rate or amount.

         VARIABLE AND FLOATING RATE OBLIGATIONS, which are municipal obligations that carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals. Floating rate instruments bear interest at rates that vary automatically with changes in specified market rates or indexes, such as the bank prime rate. Accordingly, as interest rates fluctuate, the potential for capital appreciation or depreciation of these obligations is less than for fixed rate obligations. Floating and variable rate obligations typically carry demand features that permit a Fund to tender (sell) them back to the issuer at par prior to maturity and on short notice. A Fund's ability to obtain payment from the issuer at par may be affected by events occurring between the date the Fund elects to tender the obligation to the issuer and the date redemption proceeds are payable to the Fund. Each Tax-Exempt Income Fund will purchase floating and variable rate obligations only if at the time of purchase there is a secondary market for such instruments.

         PUT BONDS, which are municipal bonds that give the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date and PUT BONDS WITH DEMAND FEATURES. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the bond. A demand feature is a put that entitles the Fund holding it to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals.

         MUNICIPAL LEASE OBLIGATIONS, which are issued by or on behalf of state or local government authorities to acquire land, equipment or facilities and may be subject to annual budget appropriations. These obligations themselves are not normally backed by the credit of the municipality or the state but are secured by rent payments made by the municipality or by the state pursuant to a lease. If the lease is assigned, the interest on the obligation may become taxable. The leases underlying certain municipal lease obligations provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the lease property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit. Certain municipal lease obligations also contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. If rent is abated because of damage to the leased property or if the lease is terminated because monies are not appropriated for the following year's lease payments, the issuer may default on the obligation causing a loss to a Fund. Each Tax-Exempt Income Fund will only invest in municipal lease obligations that are, in the opinion of SAM, liquid securities under guidelines adopted by the Tax-Exempt Bond Trust's Board of Trustees. Generally, municipal lease obligations will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

         CERTIFICATES OF PARTICIPATION in municipal lease obligations ("COPs"), which are certificates issued by state or local governments that entitle the holder of the certificate to a proportionate interest in the lease purchase payments made. Each Tax-Exempt Income Fund will only invest in COPs that are, in the opinion of SAM, liquid securities under guidelines adopted by the Tax-Exempt Bond Trust's Board of Trustees. Generally, COPs will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

         PARTICIPATION INTERESTS, which are interests in municipal bonds and floating and variable rate obligations that are owned by banks. These interests carry a demand feature that permits a Fund holding an interest to tender (sell) it back to the bank. Generally, the bank will accept tender of the participation interest with same day notice, but may require up to five days' notice. The demand feature is usually backed by an irrevocable letter of credit or guarantee of the bank. The credit rating of the bank may affect the credit quality of the participation interest.

         MUNICIPAL NOTES, which are notes generally issued by an issuer to provide for short-term capital needs and generally have maturities of one year or less. Each Tax-Exempt Income Fund may purchase municipal notes as a medium for its short-term investments. Municipal Notes include tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper. Each Tax-Exempt Income Fund will invest only in those municipal notes that at the time of purchase are rated within one of the three highest grades by Moody's or S&P or, if unrated by any of these agencies, in the opinion of SAM, are of comparable quality.

4. MAY INVEST IN SHARES OF NO-LOAD, OPEN-END INVESTMENT COMPANIES THAT INVEST IN TAX-EXEMPT SECURITIES WITH REMAINING MATURITIES OF ONE YEAR OR LESS. Such shares will only be purchased as a medium for a Fund's short-term investments if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities. SAM will waive its advisory fees for assets invested in other investment companies. Each Tax-Exempt Income Fund will not invest more than 10% of its total assets in shares issued by other investment companies, will not invest more than 5% of its total assets in a single investment company, and will not purchase more than 3% of the outstanding voting securities of a single investment company.

5. MAY INVEST FOR SHORT-TERM PURPOSES WHEN SAM BELIEVES SUCH ACTION TO BE DESIRABLE AND CONSISTENT WITH SOUND INVESTMENT PRACTICES. Each Tax-Exempt Income Fund, however, will not engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its portfolio securities whenever SAM deems advisable, without regard to the length of time the securities have been held. The portfolio turnover rate is not expected to exceed 70%

6. MAY PURCHASE OR SELL SECURITIES ON A "WHEN-ISSUED" OR "DELAYED-DELIVERY" BASIS. Under this procedure, a Tax-Exempt Income Fund agrees to acquire or sell securities that are to be delivered against payment in the future, normally 30 to 45 days. The price, however, is fixed at the time of commitment. When a Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high quality securities in an amount equal in value to the purchase price of the security. Use of this technique may affect a Fund's share price in a manner similar to leveraging.

7. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT AND SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS. A Tax-Exempt Income Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities, or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed. SAM will waive its advisory fees for Fund assets invested in money market funds.

The following restrictions are fundamental policies of the Tax-Exempt Income Funds and cannot be changed without shareholder vote.

1. EACH FUND, WITH RESPECT TO 75% OF THE VALUE OF ITS TOTAL ASSETS, WILL NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

2. EACH FUND WILL NOT INVEST 25% OR MORE OF ITS TOTAL ASSETS IN MUNICIPAL OBLIGATIONS AND OTHER PERMITTED INVESTMENTS, THE INTEREST ON WHICH IS PAYABLE FROM REVENUES ON SIMILAR TYPES OF PROJECTS SUCH AS: SPORTS, CONVENTION OR TRADE SHOW FACILITIES; AIRPORTS; MASS TRANSPORTATION; SEWAGE OR SOLID WASTE DISPOSAL FACILITIES; OR AIR OR WATER POLLUTION CONTROL PROJECTS.

3. THE MUNICIPAL BOND FUND WILL NOT INVEST 25% OR MORE OF ITS TOTAL ASSETS IN SECURITIES WHOSE ISSUERS ARE LOCATED IN THE SAME STATE.

4. EACH FUND MAY BORROW MONEY ONLY FOR TEMPORARY OR EMERGENCY PURPOSES FROM A BANK OR AFFILIATE OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. A Tax-Exempt Income Fund will not borrow amounts in excess of 20% of its total assets. As a non-fundamental policy of the Washington Fund and a fundamental policy of the California and Municipal Bond Funds, a Fund will not purchase securities if borrowings equal to or greater than 5% of its total assets are outstanding. Each Tax-Exempt Income Fund intends to primarily exercise its borrowing authority to meet shareholder redemptions under circumstances where redemptions exceed available cash.

For a further description of each Fund's investment policies and restrictions as well as an explanation of ratings, see the "Investment Objectives and Policies" and "Description of Ratings" sections of the Tax-Exempt Bond Trust's Statement of Additional Information.


INVESTMENT POLICIES OF THE MONEY MARKET FUND

The investment objective of the Money Market Fund is to seek as high a level of current income as is consistent with the preservation of capital and liquidity through investment in high quality money market instruments maturing in thirteen months or less.

To pursue its investment objective, the Money Market Fund:

1. WILL PURCHASE ONLY HIGH QUALITY SECURITIES THAT, IN THE OPINION OF SAM OPERATING UNDER GUIDELINES ESTABLISHED BY THE MONEY MARKET TRUST'S BOARD OF TRUSTEES, PRESENT MINIMAL CREDIT RISKS AFTER AN EVALUATION OF THE CREDIT QUALITY OF AN ISSUER OR OF ANY ENTITY PROVIDING A CREDIT ENHANCEMENT FOR THE SECURITY. The Fund complies with industry-standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. The Fund invests in instruments with remaining maturities of 397 days or less and maintains a dollar-weighted average portfolio maturity of not more than 90 days.

         MAY INVEST IN COMMERCIAL PAPER OBLIGATIONS. Commercial paper is a short-term instrument issued by corporations, financial institutions, governmental entities and other entities. The principal risk associated with commercial paper is the potential insolvency of the issuer. In addition to commercial paper obligations of domestic corporations, the Fund may also purchase dollar-denominated commercial paper issued in the United States by foreign entities. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, reduced governmental supervision of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the United States. The Fund will only purchase such securities, if, in the opinion of SAM, the security is of an investment quality comparable to other obligations that may be purchased by the Fund.

2. MAY INVEST IN NEGOTIABLE AND NON-NEGOTIABLE DEPOSITS, BANKERS' ACCEPTANCES AND OTHER SHORT-TERM OBLIGATIONS OF U.S. AND FOREIGN BANKS. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. The Fund may also invest in dollar-denominated securities issued by foreign banks (including foreign branches of U.S. banks) provided that, in the opinion of SAM, the security is of an investment quality comparable to other obligations which may be purchased by the Fund. Foreign banks may not be subject to accounting standards or governmental supervision comparable to U.S. banks,. and there may be less public information available about their operations. In addition, foreign securities may be subject to risks relating to the political and economic conditions of the foreign country involved, which could affect the payment of principal and interest.

3. MAY INVEST IN U.S. GOVERNMENT SECURITIES. U.S. Government securities include (a) direct obligations of the U.S. Treasury, (b) securities supported by the full faith and credit of the U.S. Government but that are not direct obligations of the U.S. Treasury, (c) securities that are not supported by the full faith and credit of the U.S. Government but are supported by the issuer's ability to borrow from the U.S. Treasury such as securities issued by the FNMA and the FHLMC, and (d) securities supported solely by the creditworthiness of the issuer such as securities issued by the TVA. While these securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

4. MAY INVEST IN EURODOLLAR AND YANKEE BANK OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the United States capital markets by foreign banks.

         Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a lesser extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. Eurodollar and Yankee obligations will undergo the same credit analysis as domestic issues in which the Fund invests, and foreign issuers will be required to meet the same tests of financial strength as the domestic issuers approved for the Fund.

5. MAY INVEST IN REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price. Delays or losses could result if the counterparty to the agreement defaults or becomes insolvent. The Fund will invest no more than 10% of total assets in repurchase agreements and will not purchase repurchase agreements that mature in more than seven days.

6. MAY INVEST IN VARIABLE AND FLOATING RATE INSTRUMENTS. The interest rates on variable rate instruments reset periodically on specified dates so as to cause the instruments' market value to approximate their par value. The interest rates on floating rate instruments change whenever there is a change in a designated benchmark rate. Variable and floating rate instruments may have put features. These instruments may have optional put features. Puts may also be mandatory, in which case the Fund would be required to act to keep the instrument.

7. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN RESTRICTED SECURITIES ELIGIBLE FOR RESALE UNDER RULE 144A UNDER THE 1933 ACT ("RULE 144A SECURITIES") AND COMMERCIAL PAPER SOLD PURSUANT TO SECTION 4(2) OF THE 1933 ACT ("SECTION 4(2) PAPER"), PROVIDED THAT SAM HAS DETERMINED THAT SUCH SECURITIES ARE LIQUID UNDER GUIDELINES ADOPTED BY THE MONEY MARKET TRUST'S BOARD OF TRUSTEES. Restricted securities may be sold only in offerings registered under the 1933 Act or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of certain restricted securities to qualified institutional buyers. Investing in such 144A Securities could have the effect of increasing the Fund's illiquidity to the extent that qualified institutional buyers or other buyers are unwilling to purchase the securities. Section 4(2) of the 1933 Act exempts securities sold by the issuer in private transactions from the 1933 Act's registration requirements. Because Section 4(2) paper is a restricted security, investing in Section 4(2) paper could have the effect of increasing the Fund's illiquidity to the extent that buyers are unwilling to purchase the securities.

The following restrictions are fundamental policies of the Money Market Fund and cannot be changed without shareholder vote. The Money Market Fund:

1. MAY INVEST UP TO 5% OF ITS ASSETS IN THE SECURITIES OF ANY ONE ISSUER OTHER THAN U.S. GOVERNMENT SECURITIES.

2. MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN ANY ONE INDUSTRY (INCLUDING SECURITIES ISSUED BY FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS), PROVIDED, HOWEVER, THAT THIS LIMITATION DOES NOT APPLY TO U.S. GOVERNMENT SECURITIES, OR TO CERTIFICATES OF DEPOSIT OR BANKERS' ACCEPTANCES ISSUED BY DOMESTIC BANKS.

3. MAY BORROW MONEY FOR TEMPORARY OR EMERGENCY PURPOSES (BUT NOT FOR INVESTMENT PURPOSES) FROM A BANK OR AFFILIATES OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. The Fund will not borrow amounts in excess of 20% of total assets and will not purchase securities if borrowings equal to or greater than 5% of total assets are outstanding. The Fund intends to primarily exercise its borrowing authority to meet shareholder redemptions under the circumstances where redemptions exceed available cash.

For more information, see the "Investment Policies" and "Additional Investment Information" sections of the Money Market Trust's Statement of Additional Information.

----------------

RISK FACTORS
----------------

There are market risks in all securities transactions. Various factors may cause the value of a shareholder's investment in a Fund to fluctuate. The principal risk factor associated with an investment in a mutual fund like any of the Funds is that the market value of the portfolio securities may decrease, resulting in a decrease in the value of a shareholder's investment.

RISK FACTORS OF THE STOCK FUNDS

An investment in the Northwest Fund may be subject to different risks than a mutual fund whose investments are more geographically diverse. Since the Northwest Fund invests primarily in companies with their principal executive offices located in the Northwest, the number of issuers whose securities are eligible for purchase is significantly less than many other mutual funds. Also, some companies whose securities are held in the Northwest Fund's portfolio may primarily distribute products or provide services in a specific locale or in the Northwest region. The long-term growth of these companies can be significantly affected by business trends in and the economic health of those areas. Other companies whose securities are held by the Northwest Fund may have a predominately national or partially international market for their products or services and are more likely to be impacted by national or international trends. As a result, the performance of the Northwest Fund may be influenced by business trends or economic conditions not only in a specific locale or in the Northwest region but also on a national or international level, depending on the companies whose securities are held in its portfolio at any particular time.

The Equity, Income and Small Company Funds may invest in, and the other Stock Funds as a result of downgrades may own, below investment grade bonds. Below investment grade bonds are speculative and involve greater investment risks than investment grade bonds due to the issuer's reduced creditworthiness and increased likelihood of default and bankruptcy. During periods of economic uncertainty or change, the market prices of below investment grade bonds may experience increased volatility. Below investment grade bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds.

Because the International Fund primarily invests, and the other Stock Funds may invest, in foreign securities, each Stock Fund is subject to risks in addition to those associated with U.S. investments. Foreign investments involve sovereign risk, which includes the possibility of adverse local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments and currency blockage (which would prevent currency from being sold). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There is generally less publicly available information about issuers of foreign securities as compared to U.S. issuers. Many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign issuers are less liquid and more volatile than securities of U.S. issuers. Financial markets on which foreign securities trade are generally subject to less governmental regulation as compared to U.S. markets. Foreign brokerage commissions and custodian fees are generally higher than those in the United States.

In addition, the International Fund may purchase and sell put and call options, futures contracts and forward contracts. Risks inherent in the use of futures, options and forward contracts include: the risk that interest rates, security prices and currency markets will not move in the directions anticipated; imperfect correlation between the price of the future, option or forward contract and the price of the security, interest rate or currency being hedged; the risk that potential losses may exceed the amount invested in the contracts themselves; the possible absence of a liquid secondary market for any particular instrument at any time; the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and the reduction or elimination of the opportunity to profit from increases in the value of the security, interest rate or currency being hedged.

The Growth Fund currently has an aggressive investment approach to seeking capital appreciation through investing primarily in securities issued by smaller companies.

In addition, the Small Company Fund invests in companies with small market capitalizations which involve more risks than investments in larger companies. Such companies may include newly formed companies which have limited product lines, markets or financial resources and may lack management depth. The securities of small or newly formed companies may have limited marketability and may be subject to more abrupt and erratic movements in price than securities of larger, more established companies, or equity securities in general. Such volatility in price may in turn cause the Growth Fund's and Small Company Fund's share prices to be volatile.

RISK FACTORS OF THE INTERMEDIATE TREASURY, MANAGED BOND, MUNICIPAL BOND, CALIFORNIA, WASHINGTON AND MONEY MARKET FUNDS (THE "FIXED-INCOME FUNDS")

The value of each Fixed-Income Fund (except the Money Market Fund) will normally fluctuate inversely with changes in market interest rates. Generally, when market interest rates rise, the price of debt securities held by a Fund will fall, and when market interest rates fall, the price of the debt securities will rise. Also, there is a risk that the issuer of a bond or other security held in a Fund's portfolio will fail to make timely payments of principal and interest to the Fixed- Income Funds. Included in investment grade debt securities are securities of medium grade (rated Baa by Moody's or BBB by S&P) which have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic or other conditions than higher grade securities.

The Money Market Fund seeks to maintain a stable $1.00 share price. Of course, there is no guarantee that the Money Market Fund will maintain a stable $1.00 share price. It is possible that a major change in interest rates or a default on the Money Market Fund's investments could cause its share price (and the value of your investment) to fall. The Money Market Fund's yield will fluctuate with general interest rates.

Because the California and Washington Funds each concentrate their investments in a single state, there is a greater risk of fluctuation in the values of their portfolio securities than with mutual funds whose investments are more geographically diverse. Investors should carefully consider the investment risks of such concentration. The share price of the California and Washington Funds can be affected by political and economic developments within and by the financial condition of the respective state, its public authorities and political subdivisions. See the discussion below and "Investment Risks of Concentration in California and Washington Issuers" in the Tax-Exempt Bond Trust's Statement of Additional Information for further information.

The information in the following discussion is drawn primarily from official statements relating to state securities offerings which are dated prior to the date of this Prospectus. The California and Washington Funds have not independently verified any of the information in the discussion below.

Special Risks of the California Fund

After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. Nevertheless, the State's budget problems in recent years have also been caused by the increasing costs of education, health, welfare and corrections, driven by California's rapid population growth. These pressures on the State's General Fund are expected to continue. The State's long-term credit ratings, reduced in 1992, were lowered again in 1994 and have not been fully restored. Its ability to provide assistance to its public authorities and political subdivisions has been impaired. Cutbacks in state aid adversely affect the financial condition of many cities, counties and school districts which are already subject to fiscal constraints and are facing their own reduced tax collections.

In the past, California voters have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities. Future voter initiatives could result in adverse consequences affecting obligations issued by the State. These factors, among others, could reduce the credit standing of certain issuers of California obligations.

Special Risks of the Washington Fund

The State of Washington's economy consists of both export and local industries. The State's leading export industries are aerospace, forest products, agriculture and food processing. The State's manufacturing base includes aircraft manufacture which comprised approximately 25% of total manufacturing in 1995. The Boeing Company is the State's largest employer and has a significant impact, in terms of overall production, employment and labor earnings, on the State's economy. Boeing anticipates increasing employment in the State by approximately 4,500 jobs by the end of 1996. The commercial airline industry is cyclical in nature and future job cuts could have an adverse effect on the Washington economy. Forest products rank second behind aerospace in value of total production. Although productivity in the forest products industry has increased steadily in recent years, declines in production are expected in the future. Unemployment in the timber industry is anticipated in certain regions; however the impact is not expected to affect the State's overall economic performance. Growth in agriculture has been an important factor in the State's economic growth over the past decade. The State is the home of many technology firms of which approximately half are computer-related. Microsoft, the world's largest microcomputer software company, is headquartered in Redmond, Washington.

State law requires a balanced budget. The Governor has a statutory responsibility to reduce expenditures across the board to avoid any cash deficit at the end of a biennium. In addition, state law prohibits state tax revenue growth from exceeding the growth rate of state personal income. To date, Washington State tax revenue increases have remained substantially below the applicable limit. At any given time, there are numerous lawsuits against the state which could affect its revenues and expenditures.

-------------------------

PORTFOLIO MANAGERS
-------------------------

Growth Fund

The portfolio manager for the Growth Fund is Thomas M. Maguire, Vice President, SAM. Mr. Maguire has served as portfolio manager for the Fund since 1989.

Equity Fund

The portfolio manager for the Equity Fund is Richard D. Meagley, Vice President, SAM. Mr. Meagley began serving as portfolio manager for the Fund in 1995. He is also the portfolio manager for certain other SAFECO Funds. Prior to these positions, he served as portfolio manager and analyst from 1992 to 1994 for Kennedy Associates, Inc., an investment advisory firm located in Seattle, Washington. He was an Assistant Vice President of SAM and the fund manager of the SAFECO Northwest Fund from 1991 to 1992.

Income Fund

The portfolio manager for the Income Fund is Thomas E. Rath, Assistant Vice President of SAM. Mr. Rath has been a portfolio manager and securities analyst for SAFECO Corporation since 1994. From 1992 to 1994, Mr. Rath was a principal and portfolio manager for Meridian Capital Management, Inc., located in Seattle, Washington. From 1987 to 1992, he was a portfolio manager and securities analyst for First Interstate Bank, located in Seattle, Washington, and from 1983 to 1987, he was a securities analyst for SAFECO Corporation.

Northwest Fund

The portfolio manager for the Northwest Fund is Charles R. Driggs, Vice President, SAM. Mr. Driggs has served as portfolio manager for the Fund since 1992. From 1984 through 1992, Mr. Driggs was a securities analyst for SAM specializing in banks, savings and loan institutions and the insurance industry.

Balanced Fund

The portfolio managers for the Balanced Fund are Rex L. Bentley, Vice President, SAM, and Michael C. Knebel, Vice President, SAM. Mr. Bentley was Vice President and Investment Counsel at the investment advisory firm of Badgley, Phelps and Bell Investment Counsel, Inc., from 1990 to 1995. He was a securities analyst for SAFECO Corporation from 1975 to 1983. Mr. Knebel has served as portfolio manager for certain other SAFECO mutual funds since 1989.

International Fund

The International Fund is managed by a committee of portfolio managers employed and supervised by the Sub-Adviser, Bank of Ireland Asset Management (U.S.) Limited, an investment adviser registered with the SEC. All investment decisions are made by this committee and no single person is primarily responsible for making recommendations to that committee.

Small Company Fund

The portfolio manager for the Small Company Fund is Greg Eisen, Assistant Vice President, SAM. Mr. Eisen has served as an investment analyst for SAM since 1992. From 1986 to 1992, Mr. Eisen was engaged by the SAFECO Insurance Companies as a financial analyst.

Intermediate Treasury and Managed Bond Funds

The portfolio manager for the Intermediate Treasury and Managed Bond Funds is Michael C. Knebel, Vice President, SAM. Mr. Knebel has served as portfolio manager or co-manager for the Managed Bond Fund since 1994. He has served as portfolio manager for the Intermediate Treasury Fund since 1995. Mr. Knebel has served as portfolio manager and/or co-portfolio manager for other SAFECO mutual funds since 1989.

Municipal Bond and California Funds

The portfolio manager for the Municipal Bond and California Funds is Stephen C. Bauer, President, SAM. Mr. Bauer has served as portfolio manager for each Fund since it commenced operations: 1981 for the Municipal Bond Fund and 1983 for the California Fund. Mr. Bauer is the portfolio manager for certain other SAFECO municipal bond funds, and also serves as a Director of SAM.

Washington Fund

The portfolio manager for the Washington Fund is Beverly Denny, Assistant Vice President, SAM. Ms. Denny was the Marketing Director for the SAFECO mutual funds from 1991 to 1993, and has been employed as an investment analyst with SAFECO Asset Management since 1993.

Each portfolio manager and certain other persons related to SAM, the Sub-Adviser and the Funds are subject to written policies and procedures designed to prevent abusive personal securities trading. Incorporated within these policies and procedures are recommendations made by the Investment Company Institute (the trade group for the mutual fund industry) with respect to personal securities trading by persons associated with mutual funds. Those recommendations include preclearance procedures and blackout periods when certain personnel may not trade in securities that are the same or related securities being considered for purchase or sale by a Fund.

------------------------------

HOW TO PURCHASE SHARES
------------------------------

When placing purchase orders, investors should specify whether the order is for Class A or Class B shares of a Fund. All share purchase orders that fail to specify a class will automatically be invested in Class A shares.

The minimum initial investment is $1,000 (IRA $250). The minimum additional investment is $100 (except dividend reinvestments). Minimum initial investments are negotiable for retirement accounts other than IRAs. No minimum initial investment is required to establish an Automatic Investment Plan or Payroll Deduction Plan.

Shares of each Fund are available for purchase through investment professionals who work at broker-dealers, banks and other financial institutions which have entered into selling agreements with SAFECO Securities, Inc. ("SAFECO Securities"), the distributor of the Funds. Orders received by such financial institutions before 1:00 p.m. Pacific Time on any day the New York Stock Exchange ("NYSE") is open for regular trading will be effected that day, provided that such order is transmitted to SAFECO Services, the transfer agent for the Funds, prior to 2:00 p.m. Pacific Time on such day. Investment professionals will be responsible for forwarding the investor's order to SAFECO Services so that it will be received prior to such time.

Broker-dealers, banks and other financial institutions that do not have selling agreements with SAFECO Securities also may offer to place orders for the purchase of each Fund's shares. Purchases made through these investment firms will be effected at the public offering price next determined after the order is received by SAFECO Services. Such financial institutions may charge the investor a transaction fee as determined by the financial institution. The fee will be in addition to the sales charge payable by the investor with respect to Class A shares, and may be avoided by purchasing shares through a broker-dealer, bank or other financial institution that has a selling agreement with SAFECO Securities.

Broker-dealers, banks, financial institutions and any other person entitled to receive compensation for selling or servicing each Fund's shares may receive different levels of compensation with respect to one particular class of Fund shares over another. Sales persons of broker-dealers, banks and other financial institutions that sell each Fund's shares are eligible to receive special compensation, the amount of which varies depending on the amount of shares sold.

THE FUNDS RESERVE THE RIGHT TO REFUSE ANY OFFER TO PURCHASE SHARES OF ANY CLASS.

PURCHASING ADVISOR CLASS A SHARES

The public offering price of Class A shares of each Fund except the Money Market Fund is the next determined net asset value per share (see "Share Price Calculation" on page 73 for additional information) plus any sales charge, which will vary with the size of the purchase as shown in the following schedule: sandy

                                                          Sale Charge as
                                                          Percentage of                              Broker
                                                 -------------------------------
                                                                                                 Reallowance as
Amount of Purchase                                                                                Percentage of
at the Public                                    Offering                 Net                     the Offering
Offering Price                                     Price              Investment                     Price
------------------                               --------             ----------                 --------------
Less than $50,000                                  4.50%                  4.71%                      4.00%

$50,000 but less than
   $100,000                                        4.00%                  4.17%                      3.50%

$100,000 but less than
   $250,000                                        3.50%                  3.63%                      3.00%

$250,000 but less than
   $500,000                                        2.50%                  2.56%                      2.00%

$500,000 but less than
   $1,000,000                                      1.50%                  1.52%                      1.00%

$1,000,000 or more                                 NONE*                                       See Below**

* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% CDSC will apply to redemptions made in the first year.

** See discussion below for a description of the commissions payable on sales of Class A shares of $1 million or more.

Class A shares of the Money Market Fund are offered at the next determined net asset value per share (see "Share Price Calculation" on page 73 for additional information) with no initial sales charge. A sales charge will apply to the first exchange from Class A shares of the Money Market Fund to Class A shares of another Fund.

From time to time, SAFECO Securities may reallow to broker-dealers, banks and other financial institutions the full amount of the sales charge on Class A Shares. In some instances, SAFECO Securities may offer these reallowances only to those financial institutions that have sold or may sell significant amounts of Class A shares. These commissions also may be paid to financial institutions that initiate purchases made pursuant to sales charge waivers (1) and (8), described below under "Sales Charge Waivers -- Class A shares." To the extent that SAFECO Securities reallows 90% or more of the sales charge to a financial institution, such financial institution may be deemed to be an underwriter under the 1933 Act.

Except as stated below, broker-dealers of record will be paid commissions on sales of Class A shares of $1 million or more based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes begins with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of up to .50% of the amount under $50 million and .25% thereafter, except for sales to participant-directed qualified plans (including a plan sponsored by an employer with 200 or more eligible employees). Commissions for such plans will be paid at a rate of up to 1.00% of the amount under $2 million, .80% of the next $1 million,
 .50% of the next $47 million and .25% thereafter.

The following describes purchases that may be aggregated for purposes of determining the amount of purchase:

1. Individual purchases on behalf of a single purchaser and the purchaser's spouse and their children under the age of 21 years. This includes shares purchased in connection with an employee benefit plan(s) exclusively for the benefit of such individual(s), such as an IRA, individual plan(s) under Section 403(b) of the Internal Revenue Code of 1986, as amended ("Code"), or single-participant Keogh-type plan(s). This also includes purchases made by a company controlled by such individual(s);

2. Individual purchases by a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Code
         Section 401(k), and medical, life and disability insurance trusts) other than a plan described in (1) above; or

3. Individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other (excluding an employee benefit plan described in (2) above).

Sales Charge Waivers -- Class A Shares

Class A shares are sold at net asset value per share without imposition of sales charges for the following investments:

1. Registered representatives or full-time employees of broker-dealers, banks and other financial institutions that have entered into selling agreements with SAFECO Securities, and the children, spouse and parents of such representatives and employees, and employees of financial institutions that directly, or through their affiliates, have entered into selling agreements with SAFECO Securities;

2. Companies exchanging shares with or selling assets to one or more of the Funds pursuant to a merger, acquisition or exchange offer;

3.         Any of the direct or indirect affiliates of SAFECO Securities;

4. Purchases made through the automatic investment of dividends and distributions paid by another Fund;

5. Clients of administrators or consultants to tax-qualified employee benefit plans which have entered into agreements with SAFECO Securities or any of its affiliates;

6. Retirement plan participants who borrow from their retirement accounts by redeeming Fund shares and subsequently repay such loans via a purchase of Fund shares;

7. Retirement plan participants who receive distributions from a tax-qualified employer-sponsored retirement plan, which is invested in Fund shares, the proceeds of which are reinvested in Fund shares;

8. Accounts as to which a broker-dealer, bank or other financial institution charges an account management fee, provided the financial institution has entered into an agreement with SAFECO Securities regarding such accounts;

9. Current or retired officers, directors, trustees or employees of any SAFECO mutual fund or SAFECO Corporation or its affiliates and the children, spouse and parents of such persons;

10. Investments made with redemption proceeds from mutual funds having a similar investment objective with respect to which the investor paid a front-end sales charge; and

11. Investments made on or before October 31, 1996 with the redemption proceeds from Class A and Class C shares of any Fund in the SAFECO Advisor Series Trust.

Reinstatement Privilege

Shareholders who paid an initial sales charge and redeem their Class A shares in a Fund have a one-time privilege to reinstate their investment by investing the proceeds of the redemption at net asset value per share without a sales charge in Class A shares of that Fund and/or one or more of the other Funds. SAFECO Services must receive from the investor or the investor's broker-dealer, bank or other financial institution within 60 days after the date of the redemption both a written request for reinvestment and a check not exceeding the amount of the redemption proceeds. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt.

Reduced Sales Charge Plans -- Class A Shares

Class A shares of the Funds may be purchased at reduced sales charges either through the Right of Accumulation or under a Letter of Intent. For more details on these plans, investors should contact their broker-dealer, bank or other financial institution or SAFECO Services.

Pursuant to the RIGHT OF ACCUMULATION, investors are permitted to purchase Class A shares of the Funds at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the dollar amount equal to the total purchase price of the investor's concurrent purchases of Class A shares of other SAFECO Mutual Funds plus (c) the dollar amount equal to the current public offering price of all Class A shares of Funds already held by the investor. To receive the Right of Accumulation, at the time of purchase investors must give their broker-dealers, banks or other financial institutions sufficient information to permit confirmation of qualification.

In executing a LETTER OF INTENT ("LOI"), an investor should indicate an aggregate investment amount he or she intends to invest in Class A shares of Funds in the following thirteen months. The LOI is included as part of the Account Application. The Class A sales charge applicable to that aggregate amount then becomes the applicable sales charge on all purchases of Class A shares made concurrently with the execution of the LOI and in the thirteen months following that execution. If an investor executes an LOI within 90 days of a prior purchase of Class A shares, the prior purchase may be included under the LOI and an appropriate adjustment, if any, with respect to the sales charges paid by the investor in connection with the prior purchase will be made, based on the then-current net asset value(s) of the pertinent Fund(s).

If at the end of the thirteen-month period covered by the LOI, the total amount of purchases does not equal the amount indicated, the investor will be required to pay the difference between the sales charges paid at the reduced rate and the sales charges applicable to the purchases actually made. Shares having a value equal to 5% of the amount specified in the LOI will be held in escrow during the thirteen month period (while remaining registered in the investor's name) and are subject to redemption to assure any necessary payment to SAFECO Securities of a higher applicable sales charge.

PURCHASING ADVISOR CLASS B SHARES

The public offering price of the Class B shares of each Fund is the next determined net asset value per share. No initial sales charge is imposed. However, a CDSC is imposed on certain redemptions of Class B shares. Because Class B shares are sold without an initial sales charge, the investor receives Fund shares equal to the full amount of the investment. The maximum investment amount in Class B shares is $500,000.

Class B shares of a Fund that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) reinvestment of dividends or other distributions or (b) shares redeemed more than six full years after their purchase. Former Class B shareholders of the SAFECO Advisor Series Trust who invest in Class B shares of any Fund may include the length of time of ownership of the former Class B shares for purposes of calculating any CDSC due upon redemption.

Initial investments in Class B shares of the Money Market Fund are sold with no initial sales charge and are not subject to a CDSC upon redemption, provided that the investor has remained invested exclusively in Class B shares of the Money Market Fund and has not exchanged into Class B Shares of another Fund in the interim. Money Market Fund Class B shareholders will become subject to a CDSC calculated in accordance with the table below if they exchange into Class B shares of another SAFECO Fund and then redeem those shares. The CDSC will also apply to any Class B shares of the Money Market Fund subsequently acquired by exchange. Shareholders who initially purchase Money Market Fund Class B shares do not receive credit for the time initially invested in the Money Market Fund for purposes of calculating any CDSC due upon redemption of Class B shares of another SAFECO Fund.

Redemptions of most other Class B shares will be subject to a CDSC. (See "Contingent Deferred Sales Charge Waivers.") The amount of any applicable CDSC will be calculated by multiplying the lesser of the original purchase price or the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below. Accordingly, no charge is imposed on increases in the net asset value above the original purchase price:


                               CDSC AS A PERCENTAGE OF THE LESSER OF NET ASSET
                                     VALUE AT REDEMPTION OR THE ORIGINAL
REDEMPTION DURING                               PURCHASE PRICE
1st Year Since Purchase                                5%
2nd Year Since Purchase                                4%
3rd Year Since Purchase                                3%
4th Year Since Purchase                                3%
5th Year Since Purchase                                2%

6th Year Since Purchase                                1%
Thereafter                                             0%*

* Automatically converts to Class A shares in the first month following the investor's sixth anniversary from purchase.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions and then of amounts representing the cost of shares held for the longest period of time.

For example, assume an investor purchased 100 shares at $10 per share at a cost of $1,000. Subsequently, the shareholder acquired 15 additional shares through dividend reinvestment. During the second year after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption a net asset value of $11 per share, the value of the investor's shares would be $1,265 (115 shares at $11 per share). The CDSC would not be applied to the value of the reinvested dividend shares. Therefore, the 15 shares currently valued at $165.00 would be redeemed without a CDSC. The number of shares needed to fund the remaining $335.00 of the redemption would equal
30.455. Using the lower of cost or market price to determine the CDSC, the original purchase price of $10.00 per share would be used. The CDSC calculation would therefore be 30.455 shares times $10.00 per share at a CDSC rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $12.18.

Except for the time period during which a shareholder is initially invested in Money Market Fund Class B shares, if a shareholder effects one or more exchanges among Class B shares of the Funds during the six year period, the holding periods for the shares so exchanged will be counted toward the six year period.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, recognized on the redemption of shares. The amount of any CDSC will be paid to SAFECO Securities.

Contingent Deferred Sales Charge Waivers

The CDSC will be waived in the following circumstances: (a) total or partial redemptions made within one year following the death or disability of a shareholder; (b) redemptions made pursuant to any systematic withdrawal plan based on the shareholder's life expectancy, including substantially equal periodic payments prior to age 59 1/2 which are described in Code section 72(t), and required minimum distributions after age 70 1/2, including those required minimum distributions made in connection with customer accounts under Section 403(b) of the Code and other retirement plans; (c) total or partial redemption resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan;
(d) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; (e) reinvestment in Class B shares of a Fund within 60 days of a prior redemption; (f) redemptions pursuant to the Fund's right to liquidate a shareholder's account involuntarily; (g) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan that are invested in Funds and are permitted to be made without penalty pursuant to the Code; and (h) redemptions in connection with a Fund's systematic withdrawal plan not in excess of 10% of the value of the account annually.

Conversion of Class B Shares

A shareholder's Class B shares of a Fund will automatically convert to Class A shares in the same Fund in the first month following the investor's sixth anniversary from purchase, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day in the first month following the investor's sixth anniversary from the purchase of Class B shares. Because the net asset value per share of Class A shares may be higher than that of Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same.

---------------------------

HOW TO REDEEM SHARES
---------------------------

As described below, shares of the Funds may be redeemed at their next-determined net asset value (subject to any applicable CDSC) and redemption proceeds will be sent to shareholders within seven days of the receipt of a redemption request. Shareholders who have purchased shares through broker-dealers, banks or other financial institutions that sell shares may redeem shares through such firms; if the shares are held in the "street name" of the broker-dealer, bank or other financial institution, the redemption must be made through such firm.

Please note the following:

           - If your shares were purchased by wire, redemption proceeds will be available immediately. If shares were purchased other than by wire, each Fund reserves the right to hold the proceeds of your redemption for up to 15 business days after investment or until such time as the Fund has received assurance that your investment will be honored by the bank on which it was drawn, whichever occurs first.

           - SAFECO Services charges a $10 fee to wire redemption proceeds. In addition, some banks may charge a fee to receive wires.

           - If shares are issued in certificate form, the certificates must accompany a redemption request and be duly endorsed.

           - Under some circumstances (e.g., a change in corporate officer or death of an owner), SAFECO Services may require certified copies of supporting documents before a redemption will be made.

Redemptions Through Broker-Dealers, Banks and Other Financial Institutions

Shareholders with accounts at broker-dealers, banks and other financial institutions that sell shares of the Funds may submit redemption requests to such firms. Broker-dealers, banks or other financial institutions may honor a redemption request either by repurchasing shares from a redeeming shareholder at the shares' net asset value per share next computed after the firm receives the request or by forwarding such requests to SAFECO Services. Redemption proceeds (less any applicable CDSC) normally will be paid by check. Broker-dealers, banks and other financial institutions may impose a service charge for handling redemption transactions placed through them and may impose other requirements concerning redemptions. Accordingly, shareholders should contact the investment professional at their broker-dealer, bank or other financial institution for details.

Redemption requests may also be transmitted to SAFECO Services by telephone (for amounts of less than $100,000) or by mail.

Share Redemption Price and Processing

Your shares will be redeemed at the net asset value per share (subject to any applicable CDSC) next calculated after receipt of your request that meets the redemption requirements of the Funds. Except for the Money Market Fund, the value of the shares you redeem may be more or less than the dollar amount you purchased, depending on the market value of the shares at the time of redemption. See "Share Price Calculation" on page 73 for more information.

Redemption proceeds will normally be sent on the next business day following receipt of your redemption request. If your redemption request is received after the close of trading on the NYSE (normally 1:00 p.m. Pacific Time), proceeds will normally be sent on the second business day following receipt. Each Fund, however, reserves the right to postpone payment of redemption proceeds for up to seven days if making immediate payment could adversely affect its portfolio. In addition, redemptions may be suspended or payment dates postponed if the NYSE is closed, its trading is restricted or the Securities and Exchange Commission declares an emergency.

Due to the high cost of maintaining small accounts, your account may be closed upon 60 days' written notice if at the time of any redemption or exchange the total value falls below $100. Your shares will be redeemed at the net asset value per share calculated on the day your account is closed and the proceeds will be sent to you.

--------------------------------------------------------------

HOW TO SYSTEMATICALLY PURCHASE OR REDEEM SHARES
--------------------------------------------------------------

Call your investment professional or SAFECO Services at 1-800-463-8791 for more information.


Automatic Investment Method (AIM)

AIM enables you to make regular monthly investments by authorizing SAFECO Services to withdraw a specific amount (minimum of $100 per withdrawal per Fund) from your bank account and invest the amount in any Fund.

Payroll Deduction Plan

An employer or other entity using group billing may establish a self-administered payroll deduction plan in any Fund. Payroll deduction amounts are negotiable.

Systematic Withdrawal Plan

This plan enables you to receive a portion of your investment on a monthly basis. A Fund automatically redeems shares in your account and sends you a withdrawal check (minimum amount $50 per Fund) on or about the fifth business day of every month. Because Class A shares are subject to sales charges, shareholders should not concurrently purchase shares with respect to an account which is utilizing a systematic withdrawal plan. Class B shares may not be suitable for a systematic withdrawal plan, except in appropriate cases where the CDSC is being waived. Please see "Contingent Deferred Sales Charge Waivers" on page 67 for more information.

---------------------------------------------------------------

HOW TO EXCHANGE SHARES FROM ONE FUND TO ANOTHER
---------------------------------------------------------------

Shares of one class of a Fund may be exchanged for shares of the same class of any other Fund, based on their next-determined respective net asset values, without imposition of any sales charges, provided that the shareholder account registration remains identical. CLASS A SHARES MAY BE EXCHANGED ONLY FOR CLASS A SHARES OF THE OTHER FUNDS LISTED ON THE FIRST PAGE OF THIS PROSPECTUS. CLASS B SHARES MAY BE EXCHANGED ONLY FOR CLASS B SHARES OF THE OTHER FUNDS LISTED ON THE FIRST PAGE OF THIS PROSPECTUS. The exchange of Class B shares will not be subject to a contingent deferred sales charge. For purposes of computing the CDSC, except for the time period during which a shareholder is initially invested in Class B shares of the Money Market Fund, the length of time of ownership of Class B shares will be measured from the date of original purchase and will not be affected by the exchange. Exchanges are not tax-free and may result in a shareholder's realizing a gain or loss, as the case may be, for tax purposes. See "Fund Distributions and How They Are Taxed" on page 86 for more information. You may purchase shares of a Fund by exchange only if it is registered for sale in the state where you reside. Before exchanging into an Advisor class of another Fund, please be familiar with the Fund's investment objective and policies as described in "Each Fund's Investment Objective and Policies" beginning on page 34 of this Prospectus.

Exchanges by Mail

Exchange orders should be sent by mail to the investor's broker-dealer, bank or other financial institution. If a shareholder has an account at SAFECO Services, exchange orders may be sent to the address set forth on the cover of this Prospectus.

Exchanges by Telephone

A shareholder may give exchange instructions to the shareholder's broker-dealer, bank or other financial institution or to SAFECO Services by telephone at the appropriate toll-free number provided on the cover of this Prospectus. Exchange orders will be accepted by telephone provided that the exchange involves only uncertificated shares or certificated shares for which certificates previously have been deposited in the shareholder's account. See "Telephone Transactions" for more information.

Share Exchange Price and Processing

The shares of the Fund you are exchanging from will be redeemed at the price next computed after your exchange request is received. Normally the purchase of the Fund you are exchanging into is executed on the same day. However, each Fund reserves the right to delay the payment of proceeds and, hence, the purchase in an exchange for up to seven days if making immediate payment could adversely affect the portfolio of the Fund whose shares are being redeemed. The exchange privilege may be modified or terminated with respect to a Fund at anytime, upon at least 60 days' notice to shareholders.

Limitations

Each Fund reserves the right to refuse exchange purchases or simultaneous order transactions by any person or group if, in SAM's judgment, the Fund would not be able to invest the money effectively in accordance with that Fund's investment objective and policies or would otherwise potentially be adversely affected. Although a Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose the above restrictions at any time.

The Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market-timing investment strategies can have on efficient portfolio management, the Funds have instituted certain policies to discourage excessive exchange and simultaneous order transactions. Exchanges and simultaneous order transactions which, in SAM's judgment, appear to follow a market-timing strategy are limited to 4 in any 12 month period per account holder (or account, in a case where one person or entity exercises investment discretion over more than one account). For purposes of these limitations a "simultaneous order transaction" is a transaction where a significant portion of an account's assets are redeemed from one SAFECO Mutual Fund and shortly thereafter reinvested into another SAFECO Mutual Fund. In order to protect the shareholders of the Funds, SAM reserves the right to exercise its discretion in determining whether a particular transaction qualifies as a simultaneous order transaction. In addition to the foregoing limitations on exchanges and simultaneous order transactions, as described above, the Funds reserve the right to refuse any offer to purchase shares.

------------------------------

TELEPHONE TRANSACTIONS
------------------------------

To redeem or exchange shares by telephone, call 1-800-463-8791 between 6:00 a.m. and 5:00 p.m. Pacific Time, Monday through Friday, except certain holidays. All telephone calls are tape- recorded for your protection. During times of drastic or unusual market volatility, it may be difficult for you to exercise the telephone transaction privileges.

To use the telephone redemption and exchange privileges, you must have previously selected these services either on your account application or by having submitted a request in writing to SAFECO Services at the address on the Prospectus cover. Redeeming or exchanging shares by telephone allows the Funds and SAFECO Services to accept telephone instructions from an account owner or a person preauthorized in writing by an account owner.

Each of the Funds and SAFECO Services reserve the right to refuse any telephone transaction when a Fund or SAFECO Services, in its sole discretion, is unable to confirm to its satisfaction that a caller is the account owner or a person preauthorized by the account owner.

The Funds and SAFECO Services will not be liable for the authenticity of instructions received by telephone that a Fund or SAFECO Services, in its discretion, believes to be delivered by an account owner or preauthorized person, provided that the Fund or SAFECO Services follows reasonable procedures to identify the caller. The shareholder will bear the risk of any resulting loss. The Funds and SAFECO Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include requiring the account owner to select the telephone privilege in writing prior to first use and to designate persons authorized to deliver telephone instructions. SAFECO Services tape-records telephone transactions and may request certain identifying information from the caller.

The telephone transaction privileges may be suspended, limited, modified or terminated at any time without prior notice by the Funds or SAFECO Services. The Funds and SAFECO Services may be liable if they do not employ reasonable procedures to confirm that telephone transactions are genuine.

------------------------------

SHARE PRICE CALCULATION
------------------------------

The net asset value per share ("NAV") of each class of each Fund is computed at the close of regular trading on the NYSE (normally 1:00 p.m. Pacific time) each day that the NYSE is open for trading. NAV is determined separately for each class of shares of each Fund. The NAV of a Fund is calculated by subtracting a Fund's liabilities from its assets and dividing the result by the number of outstanding shares. In calculating the net asset value of each class appropriate adjustments will be made to each class's NAV to reflect expenses allocated to it.

Portfolio Valuation for the Stock Funds

The Stock Funds generally value their portfolio securities at the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions in which case they shall be valued at the last reported bid price. Securities traded over-the-counter are valued at the last sale price, unless there is no reported sale price in which case the last reported bid price will be used. Portfolio securities that trade on a stock exchange and over-the-counter are valued according to the broadest and most representative market. Securities not traded on a national exchange are valued based on consideration of information with respect to transactions in similar securities, quotations from dealers and various relationships between securities. Other assets for which market quotations are unavailable are valued at their fair value pursuant to guidelines approved by the Common Stock Trust's Board of Trustees.

The International Fund will invest primarily, and other Funds may invest from time to time, in foreign securities. Trading in foreign securities will generally be substantially completed each day at various times prior to the close of the NYSE. The values of any such securities are determined as of such times for purposes of computing the Funds' net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Foreign portfolio securities are valued on the basis of quotations from the primary market in which they trade. The value of foreign securities are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if values have been materially affected by events occurring after the close of a foreign market, the security will be valued at fair value as determined in good faith by SAM or BIAM under procedures established by and under general supervision of the Common Stock Trust's Board of Trustees.

The values of certain of the Stock Funds' portfolio securities are stated on the basis of valuations provided by a pricing service, unless the Common Stock Trust's Board of Trustees determines such does not represent fair value. The service uses information with respect to transactions in securities, quotations from securities dealers, market transactions in comparable securities and various relationships between securities to determine values.

International Fund

Options that are traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchange. Futures contracts will be marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange. Forward contracts are valued at the current cost of covering or offsetting such contracts.

Portfolio Valuation for the Fixed-Income Funds

For each of the Fixed-Income Funds except the Money Market Fund, securities are valued based on consideration of information with respect to transactions in similar securities, quotations from dealers and various relationships between securities. The value of each Fixed-Income Fund's securities are stated on the basis of valuations provided by a pricing service, unless the Board of Trustees determines that such valuations do not represent fair value. The service uses information with respect to transactions in securities, quotations from security dealers, market transactions in comparable securities, and various relationships between securities to determine values. Other assets (including securities for which market quotations are unavailable and restricted securities) are valued at their fair value as determined in good faith by each Fixed- Income Fund's respective Trust's Board of Trustees.

Like most money market funds, the Money Market Fund values the securities it owns on the basis of amortized cost. The Money Market Fund may use amortized cost valuation as long as the Money Market Trust's Board of Trustees determines that it fairly reflects market value. Amortized cost valuation involves valuing a security at its cost and adding or subtracting, ratably to maturity, any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method minimizes the effect of changes in a security's market value and helps the Money Market Fund maintain a stable $1.00 share price.

The NAV of the Class B shares of each Fund will generally be lower than the NAV of Class A shares of the same Fund because of the higher expenses borne by the Class B shares. The NAVs of the Advisor Classes of a Fund's shares also may differ due to differing allocations of class- specific expenses. The NAVs of the Advisor Classes of each Fund's shares will tend to converge, however, immediately after the payment of dividends.

Call 1-800-463-8794 for 24-hour price information.

--------------------------------------------------------------

INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES
THAT PROVIDE SERVICES TO THE TRUSTS
--------------------------------------------------------------

Each Trust is a Delaware business trust established by a Trust Instrument dated May 13, 1993, and is authorized to issue an unlimited number of shares of beneficial interest. The Board of Trustees of each Trust may establish additional series or classes of shares of the Trust without approval of shareholders.

In addition to Class A and Class B shares, each Fund also offers No-Load Class shares through a separate prospectus to investors who purchase shares directly from SAFECO Securities. No- Load Class shares are sold without a front-end sales charge or CDSC and are not subject to Rule 12b-1 fees. Accordingly, the performance of No-Load Class shares will differ from that of Class A or Class B shares. For more information about No-Load Class shares of each Fund, please call 1-800-624-5711.

Each share of a Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the three classes, dividends and liquidation proceeds for each class of shares will likely differ. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares.

The Trusts do not intend to hold annual meetings of shareholders of the Funds. The Trustees of a Trust will call a special meeting of shareholders of a Fund of that Trust only if required under the Investment Company Act of 1940 ("1940 Act"), in their discretion, or upon the written request of holders of 10% or more of the outstanding shares of a Fund or a class entitled to vote. Separate votes are taken by each class of shares, a Fund, or a Trust if a matter affects only that class of shares, Fund, or Trust, respectively.

Under Delaware law, the shareholders of the Funds will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, each Trust Instrument requires that every written obligation of the Trust or a Fund thereof contain a statement that such obligation may be enforced only against the assets of that Trust or Fund and generally provides for indemnification out of property of that Trust or Fund of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

Because the Trusts use a combined Prospectus, it is possible that a Fund might become liable for a misstatement about the series of another Trust contained in this Prospectus. The Boards of Trustees have considered this factor in approving the use of a single combined Prospectus.

SAM is the investment adviser for each Fund under an agreement with each Trust. Under each agreement, SAM is responsible for the overall management of each Trust's and each Fund's business affairs. SAM provides investment research, advice, management and supervision to each Trust and each Fund, and, consistent with each Fund's investment objectives and policies, SAM determines what securities will be purchased, retained or sold by each Fund and implements those decisions. Each Fund pays SAM an annual management fee based on a percentage of that Fund's net assets ascertained each business day and paid monthly in accordance with the schedules below. A reduction in the fees paid by a Fund occurs only when that Fund's net assets reach the dollar amounts of the break points and applies only to the assets that fall within the specified range:

                         GROWTH, EQUITY AND INCOME FUNDS

NET ASSETS                                                             ANNUAL FEE

$0 - $100,000,000                                                      .75 of 1%
$100,000,001 - $250,000,000                                            .65 of 1%
$250,000,001 - $500,000,000                                            .55 of 1%
Over $500,000,000                                                      .45 of 1%

                                 NORTHWEST FUND

NET ASSETS                                                             ANNUAL FEE

$0 - $250,000,000                                                      .75 of 1%
$250,000,001 - $500,000,000                                            .65 of 1%
$500,000,001 - $750,000,000                                            .55 of 1%
Over $750,000,000                                                      .45 of 1%

                                  BALANCED FUND

NET ASSETS                                                             ANNUAL FEE

$0 - $250,000,000                                                      .75 of 1%
$250,000,001 - $500,000,000                                            .65 of 1%
Over $500,000,000                                                      .55 of 1%

                               INTERNATIONAL FUND

NET ASSETS                                                             ANNUAL FEE

$0 - $250,000,000                                                      1.10 of 1%
$250,000,001 - $500,000,000                                            1.00 of 1%
Over $500,000,000                                                       .90 of 1%

                               SMALL COMPANY FUND

NET ASSETS                                                             ANNUAL FEE

$0 - $250,000,000                                                      .85 of 1%
$250,000,001 - $500,000,000                                            .75 of 1%
Over $500,000,000                                                      .65 of 1%

                           INTERMEDIATE TREASURY FUND

NET ASSETS                                                             ANNUAL FEE

$0 - $250,000,000                                                      .55 of 1%
$250,000,001 - $500,000,000                                            .45 of 1%
$500,000,001 - $750,000,000                                            .35 of 1%
Over $750,000,000                                                      .25 of 1%

                                MANAGED BOND FUND

NET ASSETS                                                             ANNUAL FEE

$0 - $100,000,000                                                      .50 of 1%
$100,000,001 - $250,000,000                                            .40 of 1%
Over $250,000,000                                                      .35 of 1%

                                MONEY MARKET FUND

NET ASSETS                                                             ANNUAL FEE

$0 - $250,000,000                                                      .50 of 1%
$250,000,001 - $500,000,000                                            .40 of 1%
$500,000,001 - $750,000,000                                            .30 of 1%
Over $750,000,000                                                      .25 of 1%

                         MUNICIPAL AND CALIFORNIA FUNDS

NET ASSETS                                                             ANNUAL FEE

$0 - $100,000,000                                                      .55 of 1%
$100,000,001 - $250,000,000                                            .45 of 1%
$250,000,001 - $500,000,000                                            .35 of 1%
Over $500,000,000                                                      .25 of 1%

                                 WASHINGTON FUND

NET ASSETS                                                             ANNUAL FEE

$0 - $250,000,000                                                      .65 of 1%
$250,000,001 - $500,000,000                                            .55 of 1%
$500,000,001 - $750,000,000                                            .45 of 1%
Over $750,000,000                                                      .35 of 1%


A Trust and each Fund thereof will bear all expenses of their organization, operations and business not specifically assumed by SAM under each Fund's management contract. Such expenses may include, among others, custody and accounting expenses, transfer agency and related expenses, distribution and shareholder servicing expenses, expenses related to preparing, printing and delivering prospectuses and shareholder reports, the expenses of holding shareholders' meetings, legal fees, the compensation of non-interested trustees of the Trusts, brokerage, taxes and extraordinary expenses.

With respect to the International Fund, SAM has a sub-advisory agreement with the Sub-Adviser. The Sub-Adviser is a direct, wholly owned subsidiary of the Bank of Ireland Asset Management Limited and is an indirect, wholly owned subsidiary of Bank of Ireland. The Sub- Adviser has its headquarters at 26 Fitzwilliam Place, Dublin, Ireland, and its U.S. office at 2 Greenwich Plaza, Greenwich, Connecticut. The Sub-Adviser was established in 1987 and manages over $3 billion in assets. Because the Sub-Adviser is doing business from a location within the United States, investors will be able to effect service of legal process within the

United States upon the Sub-Adviser, facilitating the enforcement of judgments against the Sub- Adviser under federal securities laws in United States courts. However, the Sub-Adviser is a foreign organization and maintains a substantial portion of its assets outside the United States. Therefore, the ability of investors to enforce judgments against the Sub-Adviser may be affected by the willingness of foreign courts to enforce judgments of U.S courts.

Under the agreement, the Sub-Adviser is responsible for providing investment research and advice used to manage the investment portfolio of the International Fund. In return, SAM (and not the International Fund) pays the Sub-Adviser a fee in accordance with the schedule below:

NET ASSETS                                          ANNUAL FEE

$0 - $50,000,000                                     .60 of 1%
$50,000,001 - $100,000,000                           .50 of 1%
Over $100,000,000                                    .40 of 1%

The parent company of the Sub-Adviser, Bank of Ireland Asset Management Limited, is a direct, wholly owned subsidiary of the Bank of Ireland, which engages in the investment advisory business and is located at 26 Fitzwilliam Street, Dublin, Ireland. The Bank of Ireland is a holding company whose primary subsidiaries are engaged in banking, insurance, securities and related financial services, and is located at Lower Baggot Street, Dublin, Ireland.

The distributor of the Advisor Classes of each Fund's shares under an agreement with each Trust is SAFECO Securities a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

The transfer, dividend disbursement and shareholder servicing agent for the Advisor Classes of each Fund under an agreement with each Trust is SAFECO Services. SAFECO Services receives a fee from each Fund for every shareholder account held in the Fund. SAFECO Services may enter into subcontracts with registered broker-dealers, third-party administrators and other qualified service providers that generally perform shareholder, administrative, and/or accounting services which would otherwise be provided by SAFECO Services. Fees incurred by a Fund for these services will not exceed the transfer agency fee payable to SAFECO Services. Any distribution expenses associated with these arrangements will be borne by SAM.

SAM, SAFECO Securities and SAFECO Services are wholly owned subsidiaries of SAFECO Corporation (a holding company whose primary subsidiaries are engaged in the insurance and financial services businesses) and are each located at SAFECO Plaza, Seattle, Washington 98185.

As interpreted by courts and administrative agencies, the Glass-Steagall Act and other applicable laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of each Trust's management, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing services for investment companies. Banks or other depository institutions may be subject to various state laws regarding such services, and may be required to register as dealers pursuant to state law.

-----------------------

DISTRIBUTION PLANS
-----------------------

Each Trust, on behalf of the Advisor Classes of each Fund, has entered into a Distribution Agreement (each an "Agreement") with SAFECO Securities. Each Trust has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Advisor Classes of each Fund (the "Plans"). Pursuant to the Plans, each Advisor class pays SAFECO Securities a quarterly service fee, at the annual rate of 0.25% of the aggregate average daily net assets of the Advisor class. Class B shares also pay SAFECO Securities a quarterly distribution fee at the annual rate of 0.75% of the aggregate average daily net assets of the Class B shares. Although the Money Market Trust has adopted Plans with respect to the Advisor Classes of the Money Market Fund, the Money Market Trust's Board of Trustees and SAFECO Securities have agreed not to implement the Plans at this time. Thus, the Advisor Classes of the Money Market Fund do not currently pay service or distribution fees to SAFECO Securities under the Money Market Fund Plans. The Money Market Fund Plans will not be implemented unless authorized by the Money Market Trust's Board of Trustees.

Under the Plans, SAFECO Securities will use the service fees primarily to compensate persons selling shares of the Funds for the provision of personal service and/or the maintenance of shareholder accounts. SAFECO Securities will use the distribution fees under the Class B Plan to offset the commissions it pays to broker-dealers, banks or other financial institutions for selling each Fund's Class B shares. In addition, SAFECO Securities will use the distribution fees under the Class B Plan to offset each Fund's marketing costs attributable to the Class B shares, such as preparation of sales literature, advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. SAFECO Securities also may use the distribution fee to pay other costs allocated to SAFECO Securities' distribution activities, including acting as shareholder of record, maintaining account records and other overhead expenses.

SAFECO Securities will receive the proceeds of the initial sales charges paid upon the purchase of Class A shares and the CDSCs paid upon applicable redemptions of Class B shares and may use these proceeds for any of the distribution expenses described above. The amount of sales charges reallowed to broker-dealers, banks or other financial institutions who sell Class A shares will equal the percentage of the amount invested in accordance with the schedule set forth in "Purchasing Advisor Class A Shares" on page 66, 97. SAFECO Securities, out of its own resources, will pay a brokerage commission equal to 4.00% of the amount invested to broker-dealers, banks and other financial institutions who sell Class B shares. Broker-dealers, banks and other financial institutions who sell Class B shares of the Money Market Fund will receive the 4.00% brokerage commission at the time the shareholder exchanges his or her Class B Money Market Fund shares for Class B shares of another Fund.

During the period they are in effect, the Plans and related Agreements obligate the Advisor Classes of the Funds to which they relate to pay service and distribution fees to SAFECO Securities as compensation for its service and distribution activities, not as reimbursement for specific expenses incurred. Thus, even if SAFECO Securities' expenses exceed its service or distribution fees for any class, the class will not be obligated to pay more than those fees and, if SAFECO Securities' expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund that has implemented a Rule 12b-1 Plan will pay the service and distribution fees to SAFECO Securities until either the applicable Plan or Agreement is terminated or not renewed.

-------------------------------------------

PERSONS CONTROLLING CERTAIN FUNDS
-------------------------------------------

At September 13, 1996, SAM, a wholly owned subsidiary of SAFECO Corporation, controlled the International and Balanced Funds. At September 13, 1996, SAFECO Corporation controlled the Small Company Fund. SAFECO Corporation and SAM have their principal place of business at SAFECO Plaza, Seattle, Washington 98185.

At September 13, 1996, SAFECO Insurance Company of America ("SAFECO Insurance") controlled the Intermediate Treasury and Washington Funds. SAFECO Insurance is a Washington Corporation and a wholly owned subsidiary of SAFECO Corporation, which has its principal place of business at SAFECO Plaza, Seattle, Washington 98185.

At September 13, 1996, Crown Packaging Corp. PS & P and Massman Construction Co. PSRT controlled the Managed Bond Fund. Crown Packaging Corp. PS & P's address of record is 8514 Eager Road, St. Louis, Mo. 63144. Massman Construction Co. PSRT's address of record is 8901 Stateline, Kansas City, Mo. 64114.

--------------------------------

PERFORMANCE INFORMATION
--------------------------------

The yield, total return and average annual total return of each class of a Fund may be quoted in advertisements. For each Fund except the Money Market Fund, yield is the annualization on a 360-day basis of a class's net income per share over a 30-day period divided by the class's net asset value per share on the last day of the period. The formula for the yield calculation is defined by regulation. Consequently, the rate of actual income distributions paid by the Funds may differ from quoted yield figures. Total return is the total percentage change in an investment in a class of a Fund, assuming the reinvestment of dividend and capital gain distributions, over a stated period of time. Average annual total return is the annual percentage change in an investment in a class of a Fund, assuming the reinvestment of dividends and capital gain distributions, over a stated period of time. Performance quotations are calculated separately for each class of a Fund. Standardized returns for Class A shares reflect deduction of the Fund's maximum initial sales charge at the time of purchase, and standardized returns for Class B shares reflect deduction of the applicable CDSC imposed on a redemption of shares held for the period. A Fund's portfolio turnover rate will vary from year to year. A high portfolio turnover rate involves correspondingly higher transaction costs in the form of broker commissions and dealer spreads and other costs that a Fund will bear directly.

For the Money Market Fund, yield is the annualization on a 365-day basis of the Fund's net income over a 7-day period. Effective yield is the annualization, on a 365-day basis, of the Money Market Fund's net income over a 7-day period with dividends reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

From time to time, a Fund may advertise rankings. Rankings are calculated by independent companies that monitor mutual fund performance (e.g., CDA Investment Technologies, Lipper Analytical Services, Inc., and Morningstar, Inc.) and are reported periodically in national financial publications such as Barron's, Business Week, Forbes, Investor's Business Daily, Money Magazine, and The Wall Street Journal. In addition, non-standardized performance figures may accompany the standardized figures described above. Non-standardized figures may be calculated in a variety of ways, including but not necessarily limited to, different time periods and different initial investment amounts. Each Fund may also compare its performance to the performance of relevant indices.

Performance information and quoted rankings are indicative only of past performance and are not intended to represent future investment results. Except for the Money Market Fund, the yield and share price of each class of a Fund will fluctuate and your shares, when redeemed, may be worth more or less than you originally paid for them.

----------------------------------------------------

FUND DISTRIBUTIONS AND HOW THEY ARE TAXED
----------------------------------------------------


DIVIDENDS AND OTHER DISTRIBUTIONS

The Fixed-Income Funds declare dividends on each business day and pay them on the last business day of each month; the Growth, Equity, Income, Northwest and Balanced Funds declare and pay dividends on the last business day of each calendar quarter; and the International and Small Company Funds declare and pay dividends annually. Those dividends are declared and paid from net investment income (which includes accrued dividends and interest, earned discount, and other income earned on portfolio securities less expenses). Shares of each Fund become entitled to receive dividends on the next business day after they are purchased for your account. If you request redemption of all your shares at any time during a month, you will receive all declared dividends through the date of redemption, together with the proceeds of the redemption.

Dividends and other distributions paid by a Fund on each class of its shares are calculated at the same time in the same manner. However, except for the Money Market Fund, because of the higher Rule 12b-1 service and distribution fees associated with Class B shares, the dividends paid by a Fund on its Class B shares will be lower than those paid on its Class A shares.

Your dividends and other distributions are reinvested in additional shares of the distributing Fund at net asset value per share, generally determined as of the close of business on the ex-distribution date, unless you elect in writing to receive dividends and/or other distributions in cash and that election is provided to SAFECO Services at the address on the Prospectus cover. The election remains in effect until revoked by written notice in the same manner as the distribution election. For retirement accounts, all dividends and other distributions declared by a Fund must be invested in additional shares of that Fund.

All states treat the pass-through of interest earned on U.S. Treasury securities as tax-free income in the calculation of their state income tax. This treatment may be dependent upon the maintenance of certain percentages of fund ownership in these securities. The Intermediate Treasury Fund will invest primarily in these securities while the other Funds may occasionally invest a portion of their portfolios in these securities.

Please remember that if you purchase shares shortly before a Fund pays a taxable dividend or other distribution, you will pay the full price for the shares, then receive part of the price back as a taxable distribution.

TAXES

Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to federal income taxes to the extent it distributes its net investment income and realized capital gains to its shareholders. Each Fund will inform you as to the amount and nature of dividends and other distributions to your account. Dividends and other distributions declared in December, but received by shareholders in January, are taxable to shareholders in the year in which declared.

When you sell (redeem) shares, it may result in a taxable gain or loss. This depends upon whether you receive more or less than your adjusted basis for the shares (which normally takes into account any initial sales charge paid on Class A shares). An exchange of any Fund's shares for shares of another Fund generally will have similar tax consequences.

Special rules apply when you dispose of Class A shares of a Fund (except the Money Market Fund) through a redemption or exchange within 60 days after your purchase thereof and subsequently reacquire Class A shares of the same Fund or acquire Class A shares of another Fund without paying a sales charge due to the exchange privilege or reinstatement privilege. See "How to Purchase Shares - Reinstatement Privilege" on page 69 and "How to Exchange Shares from One Fund to Another" on page 75 for more information. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when you acquired those shares, and that amount will increase the basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund (whether pursuant to the reinstatement privilege or otherwise) within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or part of that loss will not be deductible and will increase the basis of the newly purchased shares.

Special Considerations for the Tax-Exempt Income Funds

Taxes

Each Tax-Exempt Income Fund intends to continue to qualify for favorable tax treatment as a "regulated investment company" under the Internal Revenue Code ("Code") so as to be able to pay dividends that are exempt from federal personal income taxes. The portion of dividends representing net short-term capital gains, however, is not exempt and will be treated as taxable dividends for federal income tax purposes. In addition, income which is derived from purchasing certain bonds below their issued price after April 30, 1993, will be treated as ordinary income for federal income tax purposes.

A portion of a Tax-Exempt Income Fund's assets may from time to time be temporarily invested in fixed-income obligations, the interest on which when distributed to the Fund's shareholders will be subject to federal income taxes. As a matter of non-fundamental investment policy, the

Tax-Exempt Income Funds will not purchase so-called "non-essential or private activity" bonds, the interest on which would constitute a preference item for shareholders in determining their alternative minimum tax.

The excess of net long-term capital gains realized by a Tax-Exempt Income Fund over net short-term capital loss on portfolio transactions does not necessarily result in exemption under other federal, state or local income taxes. Shareholders of each Tax-Exempt Income Fund should bear in mind that they may be subject to other taxes.

If a shareholder buys shares of a Tax-Exempt Income Fund and sells them at a loss within six months, such loss for federal income tax purposes will be disallowed to the extent of the tax-exempt interest component of dividends received during such six-month period.

If a shareholder buys shares of a Tax-Exempt Income Fund and sells them at a loss within six months, to the extent not disallowed in the previous paragraph and to the extent of any long-term capital gains distributions, the loss will be treated as a long-term capital loss for federal income tax purposes.

Individuals who receive Social Security benefits must use the amount of income dividends received from each of the Tax-Exempt Income Funds in determining the amount of any federal income tax due on such benefits.

Under the Code, the tax effect on individuals of receiving dividends from any of the Tax-Exempt Income Funds is substantially different from the tax effect on other types of shareholders.

CALIFORNIA FUND

The California Fund intends to pay dividends that are exempt from California state personal income taxes. This would not include taxable interest paid on temporary investments, if any. Generally, the tax treatment of capital gains under California law is the same as under federal law. Capital gains distributions paid by the California Fund are treated as long-term capital gains under California law regardless of how long the shares have been held. Redemptions and exchanges of the California Fund may result in a capital gain or loss for California income tax purposes.

Under California law, the dividend income from municipal bonds is tax-exempt to individual shareholders but its tax treatment for corporate shareholders is unclear. Therefore, the portion of the California Fund's income dividend attributable to these obligations and paid by it to corporate shareholders may be taxable. Corporate shareholders may wish to consult their tax advisers regarding this issue.

Shares of the California Fund will not be subject to the California property tax.

WASHINGTON FUND

Currently the State of Washington has no state personal income tax. When and if Washington State enacts a personal income tax, there can be no assurance that income from the Washington Fund's portfolio securities which is distributed to shareholders would be exempt from such a tax.

TAX WITHHOLDING INFORMATION

You will be asked to certify on your account application or on a separate form that the taxpayer identification number you provide is correct and that you are not subject to, or are exempt from, backup withholding for previous underreporting to the Internal Revenue Service.

Retirement plan distributions may be subject to federal income tax withholding. However, you may elect not to have any distributions withheld by checking the appropriate box on the Redemption Request form or by instructing SAFECO Services in writing at the address on the Prospectus cover.

If the International Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Trusts' Statements of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. You therefore are urged to consult your tax adviser.

--------------------------------------

TAX-DEFERRED RETIREMENT PLANS
--------------------------------------

SAFECO Services offers a variety of tax-deferred retirement plans for individuals, businesses and nonprofit organizations. An account may be established under one of the following plans which allow you to defer investment income from federal income tax while you save for retirement. Many of the Funds (other than the Tax-Exempt Income Funds) may be used as investment vehicles for these plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAs). IRAs are tax-deferred retirement accounts for anyone under age 70 1/2 with earned income. The maximum annual contribution generally is $2,000 per person ($2,250 for you and a non-working spouse). Under certain circumstances your contribution will be deductible for income tax purposes. An annual custodial fee will be charged for any part of a calendar year in which you have an IRA investment in a Fund.

SIMPLIFIED EMPLOYEE PENSION IRAS (SEP-IRAS). SEP-IRAs are easily administered retirement plans for small businesses and self-employed individuals. Annual contributions up to $22,500 may be made to SEP-IRA accounts; the annual contribution limit is subject to change. SEP- IRAs have the same investment minimums and custodial fees as regular IRAs.

403(B) PLANS. 403(b) plans are retirement plans for tax-exempt organizations and school systems to which employers and employees both may contribute. Minimum investment amounts are negotiable.

401(K) PLANS. 401(k) plans allow employers and employees to make tax-advantaged contributions to a retirement account. SAFECO Services offers a low-cost administration package that includes a prototype plan, recordkeeping, testing and employee communications.
Minimum investment amounts are negotiable.

PROFIT SHARING AND MONEY PURCHASE PENSION PLANS. Each plan allows corporations, partnerships and self-employed persons to make annual, tax-deductible contributions to a retirement account for each person covered by the plan. A plan may be adopted individually or paired with another plan to maximize contributions. SAFECO Services offers an administration package for these plans. Minimum investment amounts are negotiable.

For information about the above accounts and plans, please contact your investment professional, or call 1-800-278-1985. For a description of federal income tax withholding on distributions from these accounts and plans, see "Fund Distributions and How They Are Taxed Tax Withholding Information" on page 90.

-------------------------

ACCOUNT STATEMENTS
-------------------------

Periodically, you will receive an account statement indicating your current Fund holdings and transactions affecting your account. Confirmation statements will be sent to you after each transaction that affects your account balance. Please review the information on each confirmation statement for accuracy immediately upon receipt. If you do not notify us within 30 days of any processing error, SAFECO Services will consider the transactions listed on the confirmation statement to be correct.

--------------------------------------------------------

ACCOUNT CHANGES AND SIGNATURE REQUIREMENTS
--------------------------------------------------------

Changes to your account registration or the services you have selected must be in writing and signed by the number of owners specified on your account application as having authority to make these changes. Send written changes to the broker-dealer, bank or other financial institution where your account is maintained. (Changes made to accounts maintained at SAFECO Services should be sent to the address on the Prospectus cover.) Certain changes to the Automatic Investment Method and Systematic Withdrawal Plan can be made by telephone request if you have previously selected single signature authorization for your account.

You must specify on your account application the number of signatures required to authorize redemptions and exchanges and to change account registration or the services selected. Authorizing fewer than all account owners has important implications. For example, one owner of a joint tenant account can redeem money or change the account registration to single ownership without the co-owner's signature. If you do not indicate otherwise on the application, the signatures of all account owners will be required to effect a transaction. Your selection of fewer than all account owner signatures may be revoked by any account owner who writes to SAFECO Services or the financial institution where your account is maintained.

The broker-dealer, bank or financial institution where your account is maintained or SAFECO Services may require a signature guarantee for a signature that cannot be verified by comparison to the signature(s) on your account application. A signature guarantee may be obtained from most financial institutions including banks, savings and loans and broker-dealers.

--------------------------------------------------------------------

DESCRIPTION OF STOCKS, BONDS AND CONVERTIBLE SECURITIES
--------------------------------------------------------------------

COMMON STOCKS represent equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Smaller companies are especially sensitive to these factors.

PREFERRED STOCKS are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after debt holders. The risk characteristics of preferred stocks are similar to those of common stocks, except that preferred stocks are generally subject to less risk than common stocks.

BONDS AND OTHER DEBT SECURITIES are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The value of bonds and other debt securities will normally vary inversely with interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

CONVERTIBLE SECURITIES are debt or preferred stock which are convertible into or exchangeable for common stock. The value of convertible corporate bonds will normally vary inversely with interest rates and the value of convertible corporate bonds and convertible preferred stock will normally vary with the value of the underlying common stock.

-------------------------

RATINGS SUPPLEMENT
-------------------------

Ratings by Moody's and S&P represent their respective opinions as to the investment quality of the rate obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S. Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations.

S&P. Issues rated A-1 are the highest category, indicating that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. Issues designated A-2 have a satisfactory capacity for timely payment, however, the relative degree of safety is not as high as for issues designated "A-1." Issues designated as A-3 have an adequate capacity for timely payment.

DESCRIPTION OF DEBT RATINGS

Excerpts from Moody's descriptions of its ratings:

Investment Grade:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Below Investment Grade:

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B- - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa have poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's descriptions of its ratings:

Investment Grade:

AAA -- Debt which is rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt which is rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt which is rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Below Investment Grade:

BB, B, CCC, CC, C -- Debt which is rated BB, B, CCC, CC, or C is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1 -- Debt which is rated C1 is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. Interest payment, or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The weighted average ratings of all debt securities held by the Income Fund, expressed as a percentage of total investments held during the fiscal year ended September 30, 1995, were as follows:

Moody's                                  %           S&P                                 %
-------                                 ---          ---                                ---
                                          Investment Grade

Aaa                                      --          AAA                                 --
Aa                                       --          AA                                  --
A                                       3.0          A                                  1.0
Baa                                     2.6          BBB                                4.6

                                       Below Investment Grade
Ba                                      4.0          BB                                 4.7
B                                       4.9          B                                  3.0
Caa                                      --          CCC                                 .6
Ca                                       --          CC                                  --
Not Rated, but                                       Not Rated, but
  determined to                                        determined to
  be investment                                        be investment
  grade                                  --            grade                             --
Not Rated, but                                       Not Rated, but
  determined to                                        determined to
  be below                                             be below
  investment grade                      3.7            investment grade                 4.3

The Equity Fund did not hold any convertible debt securities during the fiscal year ended September 30, 1995.

                             SAFECO FAMILY OF FUNDS

                             STABILITY OF PRINCIPAL

                            SAFECO Money Market Fund

                                   BOND INCOME

                   SAFECO Intermediate-Term U.S. Treasury Fund
                            SAFECO Managed Bond Fund

                              TAX-FREE BOND INCOME

                           SAFECO Municipal Bond Fund
                     SAFECO California Tax-Free Income Fund
                   SAFECO Washington State Municipal Bond Fund

                    HIGH CURRENT INCOME WITH LONG-TERM GROWTH

                               SAFECO Income Fund

                                LONG-TERM GROWTH

                               SAFECO Growth Fund
                               SAFECO Equity Fund
                              SAFECO Northwest Fund
                              SAFECO Balanced Fund
                         SAFECO International Stock Fund
                         SAFECO Small Company Stock Fund




FOR MORE COMPLETE INFORMATION ON ADVISOR CLASS SHARES OF ANY SAFECO MUTUAL FUND, INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL.

TELEPHONE NUMBERS:                                    PROSPECTUS

DEALER SERVICES                                   September 30, 1996
Nationwide:  (800) 528-6501
Seattle:  (206) 545-6409                          SAFECO Growth Fund
                                                  SAFECO Equity Fund
LITERATURE ORDER:                                 SAFECO Income Fund
Nationwide:  (800) 463-8792                      SAFECO Northwest Fund
Seattle:  (206) 545-6227                         SAFECO Balanced Fund
                                            SAFECO International Stock Fund
SHAREHOLDER SERVICES/TELEPHONE              SAFECO Small Company Stock Fund
EXCHANGE:                                      SAFECO Intermediate-Term
Monday through Friday,                            U.S. Treasury Fund
6:00 a.m. to 5:00 p.m. Pacific Time            SAFECO Managed Bond Fund
Nationwide:  (800) 463-8791                    SAFECO Money Market Fund
Seattle:  (206) 545-6283                      SAFECO Municipal Bond Fund
                                        SAFECO California Tax-Free Income Fund
24-HOUR PRICE AND PERFORMANCE              SAFECO Washington State Municipal
INFORMATION                                            Bond Fund
Nationwide:  (800) 463-8794                         Advisor Class A
Seattle:  (206) 545-6295                            Advisor Class B


MAILING ADDRESS:

SAFECO MUTUAL FUNDS
Advisor Class Shares
P.O. Box 34890
Seattle, WA  98124-1890

EXPRESS/OVERNIGHT MAIL:
SAFECO Mutual Funds
Advisor Class Shares
4333 Brooklyn Avenue N.E.
Seattle, WA   98105

DISTRIBUTOR:
SAFECO Securities, Inc.


No dealer, salesperson or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by any Trust, any Fund, or by SAFECO Securities. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy by any Trust, any Fund, or by SAFECO Securities in any state in which such offer or solicitation may not lawfully be made.


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